As filed with the Securities and Exchange Commission on September 6, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Robert Conti, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
(Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.            REPORTS TO SHAREHOLDERS.

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust
Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2012

B0731 08/12

Balanced Portfolio Commentary

The Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio Class I posted a 6.96% total return for the six months ended June 30, 2012. The Portfolio's equity component outperformed the Russell Midcap® Growth Index. The Portfolio's fixed income component outperformed the Barclays 1-3 Year U.S. Government/Credit Index for the period.

Equities

Fueled by macroeconomic and political headlines, the first six months of 2012 continued to be a roller-coaster ride of risk-on/risk-off investor sentiment. Our domestic "wall of worry" has been less onerous than the challenges facing other markets due to a U.S. economy that maintained its moderately paced growth and potential signs of stability in the housing market. However, politically driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A activity remained subdued. Despite the U.S. economy's relative stability, we also have not been immune to the issues beyond our borders, such as the ongoing European debt saga and questions around China's growth engine, which have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid and guidance realistic, with a cautious tone reflecting a challenging environment.

The Supreme Court decision on the Affordable Care Act was a surprise, but we anticipate it will be mostly a non-event for our holdings. With our theme of companies that save the health care system money and focus on superior medicine and technology, we've had a fairly politically agnostic approach to health care. The market craves clarity so, from an investment standpoint, reaching an outcome on the health care spending mandate was in itself a positive as the market can now move forward and on to the next pressing issues, such as a contentious presidential election in November and the looming tax cuts/fiscal cliff negotiations and deadlines.

During the reporting period, every sector represented in the portfolio, with the exception of Energy, posted positive returns. Broadly looking at sector positioning, our overweight allocations relative to the benchmarks in Health Care and Telecommunication Services and underweight allocation to Consumer Discretionary proved additive and offset the negative impact of our underweight to Consumer Staples. For the period, the Portfolio delivered strong stock selection, led by our Health Care names. Catalyst Health Solutions and SXC Health Solutions, both pharmacy benefit management companies, agreed to merge in a positively received deal. Alexion Pharmaceuticals, with therapeutic products aimed at rare, life-threatening diseases, continued to successfully execute their international rollout and Cerner Corp., a health care information technology company, benefited from health care organizations striving to bring efficiency to their systems and processes.

Another top contributor was SBA Communications, an operator of wireless communication towers. SBA benefited from strong execution and positive reaction to several recent acquisitions.

The Portfolio also had strong contributions from consumer-related names such as Dollar Tree, an operator of discount variety stores, Ross Stores, an operator of off-price retail apparel and home fashion stores, and Whole Foods Market, a chain of natural and organic foods supermarkets. Dollar Tree and Ross Stores both continued to benefit from budget-conscience consumers trading down from more expensive retail options, while Whole Foods delivered strong sales and customer metrics. These positive contributions offset underperformance from Vera Bradley, a designer of handbags and accessories for women, which suffered channel and inventory issues, and Warnaco Group, a designer of various brand-name apparel products, with international sales pressured by the ongoing European debt crisis.

Leading detractors also included SM Energy, a company engaged in the exploration and production of oil and natural gas, and Carbo Ceramics, a manufacturer of proppants used in extracting oil and gas from shale. Both were pressured by declining energy prices and demand and we sold Carbo Ceramics. Other leading detractors included Gentex, a supplier of advanced mirror systems for automobiles, which was negatively impacted by government delays in implementing a mandate requiring back-up assist cameras, and HEICO, a manufacturer of aircraft replacement parts, pulled back over uncertainty regarding its acquisition strategy and airline industry consolidation fears.

1

Based on our expectations for the balance of 2012, at present we anticipate remaining overweighted in Industrials, Information Technology, Health Care and Telecommunication Services and underweighted in Materials, Financials and Consumer Staples and Consumer Discretionary. Our overweight positions reflect our belief that innovative and unique products and services can be catalysts for outperformance in a tough environment. High cyclicality and inconsistent earnings lead us to be underweighted in Materials and concerns over the fragile state of the consumer has us underweight in both Consumer Discretionary and Consumer Staples. While we value companies with effective global footprints, given the continued uncertainty around Europe and China, our current view is that we are likely to remain tilted in favor of names that are predominantly domestically focused.

We continue to find attractive investment opportunities and remain cautiously optimistic that the U.S.'s measured and consistent economic recovery can continue with the potential for a positive finish for equities in 2012.

Fixed Income

There was a significant shift in investor sentiment during the six-month reporting period. Investors who assumed greater risk were generally rewarded during the first half of the period. While the global financial markets in 2011 were often driven by macro concerns and bouts of extreme risk aversion, investor risk appetite was typically robust over the first three months of 2012. Triggering the change was overall positive economic data. In addition, fears of contagion from the European sovereign debt crisis were put on the back burner for the time being.

Risk aversion was then elevated during much of the second half of the reporting period. In particular, investor sentiment was negative in April and May, given renewed fears of contagion from Europe, signs that U.S. economic growth was decelerating and concerns that China's economy may experience a hard landing. Risk appetite then returned in June due to some progress in addressing the European debt crisis and expectations that the Federal Reserve Board may take additional actions to support the economy. All told, non-Treasuries generated positive absolute returns during the six-month period and typically outperformed equal-duration Treasuries.

Throughout the reporting period, the Portfolio maintained an overweight, relative to the benchmark, in non-Treasuries. While this was detrimental during periods of increased risk aversion, overall it was positive for performance. In particular, the Portfolio's allocations to non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities and investment grade corporate bonds were rewarded. Demand for these sectors was generally solid as investors looked to generate incremental yield. In addition, our defensive duration posture was a positive, as short-term rates moved higher during the six-month period. There were no meaningful detractors from performance during the reporting period.

A number of adjustments were made to the Portfolio during the reporting period. We added to our investment grade corporate bond allocation. In particular, we participated in the new issue market and emphasized higher-quality industrial securities. Within the investment grade corporate bond sector, we pared our exposure to some higher beta (risk) holdings to reduce the Portfolio's overall risk exposure. We added to the Portfolio's Treasury exposure. Elsewhere, our allocation to agency Federal Deposit Insurance Corporation (FDIC) insured paper was eliminated as these short-term instruments matured.

Despite recent deceleration in economic data, we feel the U.S. economy has enough momentum to continue growing. While the pace of the expansion may be disappointing, we believe that growth in the U.S. will continue to exceed most other developed countries. Given still elevated unemployment and potential contagion from Europe, we anticipate the Fed will be true to its word and provide further policy accommodation if necessary.

2

Looking at the fixed income market, periods of volatility are likely during the second half of the year. However, given our anticipation for ongoing economic growth and benign inflation, our current view is that demand for the spread sectors will generally remain solid as investors search for yield in an extremely low interest rate environment.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG,
MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

3

Balanced Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	4.3%
Common Stock	58.1
Corporate Debt	12.2
Mortgage-Backed Securities	10.6
U.S. Treasury Securities	13.0
Short-Term Investments	2.9
Liabilities, less cash, receivables and other assets	(1.1)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Balanced Portfolio	02/28/1989	6.96%	0.14%	–0.37%	4.54%	6.54%
Barclays 1-3 Year U.S. Government/ Credit Index2		0.58%	1.12%	3.67%	3.43%	5.55%
Russell Midcap® Growth Index2		8.10%	–2.99%	1.90%	8.47%	9.90%
Russell Midcap® Index2		7.97%	–1.65%	1.06%	8.45%	10.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 1.85% for Class I shares (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class I shares includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

4

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12
Class I	$1,000.00	$1,069.60	$9.52
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.66	$9.27

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

6

Schedule of Investments Balanced Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (58.1%)
Aerospace & Defense (1.7%)
2,000	BE Aerospace, Inc.	$87,320	*
1,702	HEICO Corp.	67,263
600	Precision Castparts Corp.	98,694
		253,277
Auto Components (0.6%)
600	BorgWarner, Inc.	39,354	*
2,250	Gentex Corp.	46,958
		86,312
Beverages (0.3%)
800	Beam, Inc.	49,992
Biotechnology (1.9%)
1,750	Alexion Pharmaceuticals, Inc.	173,775	*
1,250	Cepheid, Inc.	55,937	*
1,500	Cubist Pharmaceuticals, Inc.	56,865	*
		286,577
Building Products (0.3%)
2,100	Fortune Brands Home & Security, Inc.	46,767	*
Capital Markets (1.1%)
1,000	Affiliated Managers Group, Inc.	109,450	*
1,750	Raymond James Financial, Inc.	59,920
		169,370
Chemicals (1.9%)
1,500	Airgas, Inc.	126,015
1,450	Ashland, Inc.	100,500
800	Sigma-Aldrich Corp.	59,144
		285,659
Commercial Services & Supplies (1.2%)
2,000	Stericycle, Inc.	183,340	*
Communications Equipment (0.7%)
750	F5 Networks, Inc.	74,670	*
2,100	Finisar Corp.	31,416	*
		106,086
Containers & Packaging (0.1%)
400	Rock-Tenn Co. Class A	21,820
Diversified Financial Services (0.7%)
800	IntercontinentalExchange, Inc.	108,784	*

NUMBER OF SHARES		VALUE†
Diversified Telecommunication Services (0.2%)
1,000	tw telecom, Inc.	$25,660	*
Electrical Equipment (2.4%)
3,000	AMETEK, Inc.	149,730
1,450	Roper Industries, Inc.	142,941
2,750	Sensata Technologies Holding NV	73,645	*
		366,316
Electronic Equipment, Instruments & Components (1.2%)
1,700	National Instruments Corp.	45,662
3,000	Trimble Navigation Ltd.	138,030	*
		183,692
Energy Equipment & Services (1.7%)
1,000	Cameron International Corp.	42,710	*
700	Core Laboratories NV	81,130
800	Oceaneering International, Inc.	38,288
1,500	Oil States International, Inc.	99,300	*
		261,428
Food & Staples Retailing (1.1%)
800	PriceSmart, Inc.	54,008
1,150	Whole Foods Market, Inc.	109,618
		163,626
Food Products (0.6%)
1,200	Mead Johnson Nutrition Co.	96,612
Health Care Equipment & Supplies (2.3%)
700	Edwards Lifesciences Corp.	72,310	*
200	Intuitive Surgical, Inc.	110,758	*
1,000	MAKO Surgical Corp.	25,610	*
1,700	Masimo Corp.	38,046	*
1,500	NxStage Medical, Inc.	25,140	*
2,500	Volcano Corp.	71,625	*
		343,489
Health Care Providers & Services (2.2%)
1,500	Catalyst Health Solutions, Inc.	140,160	*
900	DaVita, Inc.	88,389	*
3,200	HMS Holdings Corp.	106,592	*
		335,141
Health Care Technology (1.8%)
2,000	Cerner Corp.	165,320	*
1,000	SXC Health Solutions Corp.	99,210	*
		264,530

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (1.1%)
250	Chipotle Mexican Grill, Inc.	$94,988	*
1,250	Starwood Hotels & Resorts Worldwide, Inc.	66,300
		161,288
Household Products (0.8%)
2,100	Church & Dwight Co., Inc.	116,487
Internet Software & Services (1.2%)
1,500	Liquidity Services, Inc.	76,785	*
2,250	Rackspace Hosting, Inc.	98,865	*
		175,650
IT Services (1.8%)
750	Alliance Data Systems Corp.	101,250	*
1,450	Cognizant Technology Solutions Corp. Class A	87,000	*
2,500	VeriFone Systems, Inc.	82,725	*
		270,975
Life Sciences Tools & Services (0.3%)
1,000	Illumina, Inc.	40,390	*
Machinery (2.0%)
400	Cummins, Inc.	38,764
3,400	Donaldson Co., Inc.	113,458
750	Joy Global, Inc.	42,548
1,850	Pall Corp.	101,398
		296,168
Media (0.9%)
1,700	AMC Networks, Inc. Class A	60,435	*
1,300	Discovery Communications, Inc. Class A	70,200	*
		130,635
Multiline Retail (1.3%)
3,500	Dollar Tree, Inc.	188,300	*
Oil, Gas & Consumable Fuels (2.1%)
2,750	Cabot Oil & Gas Corp.	108,350
1,000	Concho Resources, Inc.	85,120	*
3,800	Denbury Resources, Inc.	57,418	*
1,350	SM Energy Co.	66,298
		317,186
Pharmaceuticals (1.6%)
1,300	Medicis Pharmaceutical Corp. Class A	44,395
1,050	Perrigo Co.	123,827
1,300	Salix Pharmaceuticals Ltd.	70,772	*
		238,994

NUMBER OF SHARES		VALUE†
Professional Services (1.3%)
1,000	Advisory Board Co.	$49,590	*
3,000	Verisk Analytics, Inc. Class A	147,780	*
		197,370
Real Estate Management & Development (0.6%)
1,300	Jones Lang LaSalle, Inc.	91,481
Road & Rail (1.4%)
500	Canadian Pacific Railway Ltd.	36,630
2,000	J.B. Hunt Transport Services, Inc.	119,200
750	Kansas City Southern	52,170
		208,000
Semiconductors & Semiconductor Equipment (1.8%)
1,500	Altera Corp.	50,760
3,500	Avago Technologies Ltd.	125,650
1,750	Cavium, Inc.	49,000	*
1,450	Microchip Technology, Inc.	47,966
		273,376
Software (5.9%)
1,750	ANSYS, Inc.	110,442	*
1,000	Ariba, Inc.	44,760	*
1,950	Aspen Technology, Inc.	45,143	*
1,850	Check Point Software Technologies Ltd.	91,741	*
1,500	Citrix Systems, Inc.	125,910	*
350	Concur Technologies, Inc.	23,835	*
1,900	Informatica Corp.	80,484	*
1,850	MICROS Systems, Inc.	94,720	*
3,000	QLIK Technologies, Inc.	66,360	*
1,550	Red Hat, Inc.	87,544	*
700	Salesforce.com, Inc.	96,782	*
250	Ultimate Software Group, Inc.	22,280	*
		890,001
Specialty Retail (4.9%)
1,500	Bed Bath & Beyond, Inc.	92,700	*
2,400	Dick's Sporting Goods, Inc.	115,200
1,300	DSW, Inc. Class A	70,720
1,500	O'Reilly Automotive, Inc.	125,655	*
3,000	Ross Stores, Inc.	187,410
1,150	Tractor Supply Co.	95,519
1,700	Urban Outfitters, Inc.	46,903	*
		734,107
Textiles, Apparel & Luxury Goods (1.6%)
1,450	Coach, Inc.	84,796
1,100	PVH Corp.	85,569
1,250	Vera Bradley, Inc.	26,350	*
1,000	Warnaco Group, Inc.	42,580	*
		239,295

See Notes to Schedule of Investments

8

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.5%)
3,500	Fastenal Co.	$141,085
1,200	MSC Industrial Direct Co., Inc. Class A	78,660
		219,745
Wireless Telecommunication Services (2.0%)
1,850	Crown Castle International Corp.	108,521	*
3,250	SBA Communications Corp. Class A	185,412	*
		293,933
	Total Common Stocks (Cost $6,007,540)	8,721,859

See Notes to Schedule of Investments

9

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.0%)
$770,000	U.S. Treasury Notes, 2.13%, due 11/30/14	$802,424
85,000	U.S. Treasury Notes, 1.25%, due 8/31/15	87,118
125,000	U.S. Treasury Notes, 0.63%, due 12/31/12	125,274
90,000	U.S. Treasury Notes, 0.38%, due 8/31/12	90,039
850,000	U.S. Treasury Notes, 0.25%, due 2/28/14	849,136
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,953,167)	1,953,991
Mortgage-Backed Securities (10.6%)
Adjustable Alt-B Mixed Balance (0.4%)
73,980	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.75%, due 7/25/35	59,281	µ
Adjustable Jumbo Balance (0.8%)
180,358	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 3.09%, due 4/19/36	124,032	µ
Adjustable Mixed Balance (2.0%)
173,386	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 3.02%, due 5/25/34	147,274	µ
184,213	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.62%, due 11/25/35	136,941	µ
10,418	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.36%, due 6/19/34	8,605	µ
		292,820
Commercial Mortgage-Backed (3.8%)
116,386	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	117,761
49,985	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	51,201	µ
14,242	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	14,593	µ
93,068	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	93,897	ñ
57,585	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	59,037	ñ
97,205	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	99,550
84,400	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.29%, due 12/15/44	84,497	µ
57,431	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	58,632	ñ
		579,168
Mortgage-Backed Non-Agency (0.9%)
82,316	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	85,176	ñ
42,219	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	45,266	ñ
		130,442
Fannie Mae (1.9%)
152,479	Pass-Through Certificates, 5.00%, due 10/1/35	165,824
117,269	Pass-Through Certificates, 4.50%, due 4/1/39	125,845
		291,669
Freddie Mac (0.8%)
108,770	Pass-Through Certificates, 4.50%, due 11/1/39	116,215
	Total Mortgage-Backed Securities (Cost $1,741,117)	1,593,627

See Notes to Schedule of Investments

10

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (12.2%)
Aerospace & Defense (0.1%)
$10,000	United Technologies Corp., Senior Unsecured Notes, 1.20%, due 6/1/15	$10,116
Auto Manufacturers (0.5%)
80,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	80,095
Banks (3.3%)
90,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	89,989
155,000	JPMorgan Chase & Co., Unsecured Medium-Term Notes, 1.88%, due 3/20/15	154,880
125,000	Wells Fargo & Co., Senior Notes, 1.50%, due 7/1/15	125,095
125,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	126,232
		496,196
Beverages (0.5%)
75,000	Anheuser-Busch Cos., LLC, Guaranteed Unsecured Notes, 4.95%, due 1/15/14	79,073
Commercial Services (0.2%)
35,000	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	35,210	ñ
Diversified Financial Services (2.6%)
85,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	88,544
45,000	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	45,725
45,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	45,390
150,000	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	152,528
50,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	50,056
		382,243
Food (0.1%)
15,000	Kraft Foods Group, Inc., Guaranteed Notes, 1.63%, due 6/4/15	15,159	ñ
Insurance (0.3%)
50,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	50,718
Media (2.0%)
95,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	101,976
90,000	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	91,598
75,000	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	75,000
25,000	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	26,443
		295,017
Mining (0.4%)
25,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	25,146
30,000	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 1.40%, due 2/13/15	29,898
		55,044
Oil & Gas (0.3%)
50,000	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	50,754
Pharmaceuticals (0.2%)
30,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	30,293	ñ

See Notes to Schedule of Investments

11

PRINCIPAL AMOUNT		VALUE†
Pipelines (0.2%)
$30,000	Trans-Canada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	$29,946
Retail (0.4%)
55,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	58,666
Telecommunications (1.1%)
80,000	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	79,940
90,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	91,985
		171,925
	Total Corporate Debt Securities (Cost $1,825,934)	1,840,455
Asset-Backed Securities (4.3%)
88,133	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.40%, due 4/25/36	58,751	µ
121,618	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.38%, due 10/25/36	40,880	µ
56,932	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	57,068
75,000	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	75,480
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.51%, due 2/25/37	76,801	µ
166,141	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	166,599
125,000	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	125,652
40,000	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	40,119
	Total Asset-Backed Securities (Cost $866,989)	641,350
NUMBER OF SHARES
Short-Term Investments (2.9%)
430,973	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $430,973)	430,973
	Total Investments (101.1%) (Cost $12,825,720)	15,182,255	##
	Liabilities, less cash, receivables and other assets [(1.1%)]	(169,398)
	Total Net Assets (100.0%)	$15,012,857

See Notes to Schedule of Investments

12

Notes to Schedule of Investments Balanced Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

13

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage- backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

14

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,721,859	$—	$—	$8,721,859
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,953,991	—	1,953,991
Mortgage-Backed Securities^	—	1,593,627	—	1,593,627
Corporate Debt Securities^	—	1,840,455	—	1,840,455
Asset-Backed Securities	—	641,350	—	641,350
Short-Term Investments	—	430,973	—	430,973
Total Investments	$8,721,859	$6,460,396	$—	$15,182,255

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $12,861,708. Gross unrealized appreciation of investments was $2,934,284 and gross unrealized depreciation of investments was $613,737, resulting in net unrealized appreciation of $2,320,547, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2012 and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2012, these securities amounted to $422,670 or 2.8% of net assets for the Fund.

See Notes to Financial Statements

15

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$15,182,255
Foreign currency	10,252
Dividends and interest receivable	52,138
Receivable for securities sold	15,130
Receivable for Fund shares sold	95
Receivable from Management—net (Note B)	22
Prepaid expenses and other assets	10,994
Total Assets	15,270,886
Liabilities
Payable for securities purchased	212,765
Payable for Fund shares redeemed	3,349
Payable to investment manager (Note B)	6,747
Accrued expenses and other payables	35,168
Total Liabilities	258,029
Net Assets at value	$15,012,857
Net Assets consist of:
Paid-in capital	$13,015,215
Undistributed net investment income (loss)	(70,324)
Accumulated net realized gains (losses) on investments	(289,134)
Net unrealized appreciation (depreciation) in value of investments	2,357,100
Net Assets at value	$15,012,857
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,337,958
Net Asset Value, offering and redemption price per share	$11.22
*Cost of Investments	$12,825,720
Total cost of foreign currency	$9,687

See Notes to Financial Statements

16

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$22,416
Interest income—unaffiliated issuers	52,450
Foreign taxes withheld	(121)
Total income	$74,745
Expenses:
Investment management fees (Note B)	43,072
Administration fees (Note B)	23,494
Audit fees	21,873
Custodian fees (Note A)	14,035
Insurance expense	447
Legal fees	3,677
Registration and filing fees	7,265
Shareholder reports	9,731
Trustees' fees and expenses	26,513
Miscellaneous	812
Total expenses	150,919
Expenses reimbursed by Management (Note B)	(5,850)
Total net expenses	145,069
Net investment income (loss)	$(70,324)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,408,647
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(264,999)
Foreign currency	7
Net gain (loss) on investments	1,143,655
Net increase (decrease) in net assets resulting from operations	$1,073,331

See Notes to Financial Statements

17

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(70,324)	$(127,396)
Net realized gain (loss) on investments	1,408,647	1,216,775
Change in net unrealized appreciation (depreciation) of investments	(264,992)	(1,136,585)
Net increase (decrease) in net assets resulting from operations	1,073,331	(47,206)
Distributions to Shareholders From (Note A):
Net investment income	—	(49,434)
From Fund Share Transactions (Note D):
Proceeds from shares sold	74,421	381,133
Proceeds from reinvestment of dividends and distributions	—	49,434
Payments for shares redeemed	(1,427,585)	(2,593,182)
Net increase (decrease) from Fund share transactions	(1,353,164)	(2,162,615)
Net Increase (Decrease) in Net Assets	(279,833)	(2,259,255)
Net Assets:
Beginning of period	15,292,690	17,551,945
End of period	$15,012,857	$15,292,690
Undistributed net investment income (loss) at end of period	$(70,324)	$—

See Notes to Financial Statements

18

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $520.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008-2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

19

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for net operating losses, paydown gains and losses, amortization of bond premium, non-taxable dividend adjustments to income, passive foreign investment company gains and losses and distributions in excess of earnings, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(76,670)	$132,459	$(55,789)

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions Paid From:
Ordinary Income		Total
2011	2010	2011	2010
$49,434	$163,192	$49,434	$163,192

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,549,654	$(1,625,343)	$—	$924,311

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, amortization of bond premium, return of capital adjustments for securities sold and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carryforward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment	Post-Enactment (No Expiration Date)
Expiring in: 2017	Long-Term	Short-Term
$1,625,343	$—	$—

20

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $1,097,689.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the

21

board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2012, the Fund did not enter into any financial futures contracts.

Management has concluded that the Fund did not hold any derivative instruments during the six months ended June 30, 2012 that require additional disclosures pursuant to ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, there was no reduction of expenses under this agreement.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

22

Management has contractually undertaken through December 31, 2015 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2012, such excess expenses amounted to $5,850. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2012	2013	2014	2015	Total
$24,624	$11,078	$—	$5,850	$41,552

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2012 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,074,424	$2,781,101	$911,628	$5,558,311

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

23

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2012	2011
Shares Sold	6,592	35,379
Shares Issued on Reinvestment of Dividends and Distributions	—	4,699
Shares Redeemed	(125,779)	(240,106)
Total	(119,187)	(200,028)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

24

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$10.49		$10.59	$9.00	$7.58	$13.08	$11.44
Income From Investment Operations:
Net Investment Income (Loss)‡	(.05)		(.08)	(.03)	.05	.09	.12
Net Gains or Losses on Securities (both realized and unrealized)	.78		.01	1.72	1.65	(5.17)	1.67
Total From Investment Operations	.73		(.07)	1.69	1.70	(5.08)	1.79
Less Distributions From:
Net Investment Income	—		(.03)	(.10)	(.28)	(.42)	(.15)
Net Asset Value, End of Period	$11.22		$10.49	$10.59	$9.00	$7.58	$13.08
Total Return††	6.96	%**	(.63)%	18.83%	22.47%	(39.15)%	15.60%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$15.0		$15.3	$17.6	$16.4	$15.5	$78.4
Ratio of Gross Expenses to Average Net Assets#	1.93	%*	1.85%	1.92%	2.04%	1.29%	1.16%
Ratio of Net Expenses to Average Net Assets§	1.85	%*	1.85%	1.85%	1.86%	1.29%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.90	)%*	(.76)%	(.37)%	.66%	.81%	1.00%
Portfolio Turnover Rate	32	%**	52%	58%	85%	57%	54%

See Notes to Financial Highlights

25

Notes to Financial Highlights Balanced Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.85%	1.85%	1.85%	1.86%	1.29%	1.16%

After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2011
1.83%

*  Annualized.

**  Not Annualized.

26

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

27

Neuberger Berman
Advisers Management Trust
Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2012

B0732 08/12

Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio Class I generated a 9.05% total return for the six months ended June 30, 2012 and outperformed its benchmark, the Russell Midcap® Growth Index, which returned 8.10% for the period.

Fueled by macroeconomic and political headlines, the first six months of 2012 continued to be a roller-coaster ride of risk-on/risk-off investor sentiment. Our domestic "wall of worry" has been less onerous than the challenges facing other markets due to a U.S. economy that maintained its moderately paced growth and potential signs of stability in the housing market. However, politically driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A activity remained subdued. Despite the U.S. economy's relative stability, the markets have not been immune to the issues beyond our borders, such as the ongoing European debt saga and questions around China's growth engine, which have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid and guidance realistic, with a cautious tone reflecting a challenging environment.

The Supreme Court decision on the Affordable Care Act was a surprise, but we currently believe it will mostly be a non-event for our holdings. With our theme of companies that save the health care system money and focus on superior medicine and technology, we've had a fairly politically agnostic approach to health care. The market craves clarity, so, from an investment standpoint, reaching an outcome on the health care spending mandate was in itself a positive as the market can now move forward and on to the next pressing issues, such as a contentious presidential election in November and the looming tax cuts/fiscal cliff negotiations and deadlines.

During the reporting period, every sector represented in the Portfolio, with the exception of Energy, posted positive returns. Broadly looking at sector positioning, our overweight allocations relative to the benchmark in Health Care and Telecommunication Services and underweight allocation to Consumer Discretionary proved additive and offset the negative impact of our underweight to Consumer Staples. For the period, the Portfolio delivered strong stock selection, led by our Health Care names. Catalyst Health Solutions and SXC Health Solutions, both pharmacy benefit management companies, agreed to merge in a positively received deal. Alexion Pharmaceuticals, with therapeutic products aimed at rare, life-threatening diseases, continued to successfully execute their international rollout and Cerner Corp., a health care information technology company, benefited from health care organizations striving to bring efficiency to their systems and processes.

Another top contributor was SBA Communications, an operator of wireless communication towers. SBA benefited from strong execution and positive reaction to several recent acquisitions.

The Portfolio also had strong contributions from Consumer-related names such as Dollar Tree, an operator of discount variety stores, Ross Stores, an operator of off-price retail apparel and home fashion stores, and Whole Foods Market, a chain of natural and organic foods supermarkets. Dollar Tree and Ross Stores both continued to benefit from budget-conscience consumers trading down from more expensive retail options, while Whole Foods delivered strong sales and customer metrics. These positive contributions offset underperformance from Vera Bradley, a designer of handbags and accessories for women, which suffered channel and inventory issues, and Warnaco Group, a designer of various brand-name apparel products, with international sales pressured by the ongoing European debt crisis.

Leading detractors also included SM Energy, a company engaged in the exploration and production of oil and natural gas, and Carbo Ceramics, a manufacturer of proppants used in extracting oil and gas from shale. Both were pressured by declining energy prices and demand and we sold Carbo Ceramics. Other leading detractors included Gentex, a supplier of advanced mirror systems for automobiles, which was negatively impacted by government delays in implementing a mandate requiring back-up assist cameras, and HEICO, a manufacturer of aircraft replacement parts, pulled back over uncertainty regarding its acquisition strategy and airline industry consolidation fears.

1

Based on our expectations for the balance of 2012, at present we anticipate remaining overweighted in Industrials, Information Technology, Health Care and Telecommunication Services and underweighted in Materials, Financials, Consumer Staples and Consumer Discretionary. Our overweight positions reflect our belief that innovative and unique products and services can be catalysts for outperformance in a tough environment. High cyclicality and inconsistent earnings lead us to be underweighted in Materials and concerns over the fragile state of the consumer has us underweight in both Consumer Discretionary and Consumer Staples. While we value companies with effective global footprints, given the continued uncertainty around Europe and China, our current view is that we are likely to remain tilted in favor of names that are predominantly domestically focused.

We continue to find attractive investment opportunities and remain cautiously optimistic that the U.S.'s measured and consistent economic recovery can continue with the potential for a positive finish for equities in 2012.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.8%
Consumer Staples	4.9
Energy	6.3
Financials	4.5
Health Care	16.7
Industrials	19.3
Information Technology	22.0
Materials	4.0
Telecommunication Services	3.4
Short-Term Investments	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Growth Portfolio Class I	09/10/1984	9.05%	–0.64%	1.97%	8.15%	8.89%
Russell Midcap® Growth Index2		8.10%	–2.99%	1.90%	8.47%	N/A
Russell Midcap® Index2		7.97%	–1.65%	1.06%	8.45%	11.97%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 2.52% for Class I shares (before expense reimbursements and/or fee waivers, if any). This expense ratio was 1.85% after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12
Class I	$1,000.00	$1,090.50	$9.62
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.66	$9.27

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.0%)
Aerospace & Defense (2.1%)
1,900	BE Aerospace, Inc.	$82,954	*
1,875	HEICO Corp.	74,100
		157,054
Auto Components (1.0%)
500	BorgWarner, Inc.	32,795	*
2,000	Gentex Corp.	41,740
		74,535
Beverages (0.6%)
700	Beam, Inc.	43,743
Biotechnology (3.0%)
1,500	Alexion Pharmaceuticals, Inc.	148,950	*
1,000	Cepheid, Inc.	44,750	*
800	Cubist Pharmaceuticals, Inc.	30,328	*
		224,028
Building Products (0.6%)
2,000	Fortune Brands Home & Security, Inc.	44,540	*
Capital Markets (2.2%)
1,000	Affiliated Managers Group, Inc.	109,450	*
1,500	Raymond James Financial, Inc.	51,360
		160,810
Chemicals (3.5%)
1,500	Airgas, Inc.	126,015
1,100	Ashland, Inc.	76,241
750	Sigma-Aldrich Corp.	55,447
		257,703
Commercial Services & Supplies (1.9%)
1,500	Stericycle, Inc.	137,505	*
Communications Equipment (1.2%)
600	F5 Networks, Inc.	59,736	*
1,750	Finisar Corp.	26,180	*
		85,916
Containers & Packaging (0.6%)
750	Rock-Tenn Co. Class A	40,913
Diversified Financial Services (1.4%)
750	IntercontinentalExchange, Inc.	101,985	*

NUMBER OF SHARES		VALUE†
Diversified Telecommunication Services (0.3%)
1,000	tw telecom, Inc.	$25,660	*
Electrical Equipment (4.2%)
2,500	AMETEK, Inc.	124,775
1,250	Roper Industries, Inc.	123,225
2,500	Sensata Technologies Holding NV	66,950	*
		314,950
Electronic Equipment, Instruments & Components (2.0%)
1,250	National Instruments Corp.	33,575
2,500	Trimble Navigation Ltd.	115,025	*
		148,600
Energy Equipment & Services (2.7%)
750	Cameron International Corp.	32,033	*
600	Core Laboratories NV	69,540
1,500	Oil States International, Inc.	99,300	*
		200,873
Food & Staples Retailing (1.9%)
650	PriceSmart, Inc.	43,882
1,000	Whole Foods Market, Inc.	95,320
		139,202
Food Products (1.1%)
1,000	Mead Johnson Nutrition Co.	80,510
Health Care Equipment & Supplies (3.9%)
600	Edwards Lifesciences Corp.	61,980	*
150	Intuitive Surgical, Inc.	83,068	*
750	MAKO Surgical Corp.	19,208	*
1,500	Masimo Corp.	33,570	*
1,250	NxStage Medical, Inc.	20,950	*
2,500	Volcano Corp.	71,625	*
		290,401
Health Care Providers & Services (3.4%)
1,000	Catalyst Health Solutions, Inc.	93,440	*
750	DaVita, Inc.	73,657	*
2,600	HMS Holdings Corp.	86,606	*
		253,703
Health Care Technology (3.4%)
2,000	Cerner Corp.	165,320	*
850	SXC Health Solutions Corp.	84,328	*
		249,648

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (1.7%)
200	Chipotle Mexican Grill, Inc.	$75,990	*
1,000	Starwood Hotels & Resorts Worldwide, Inc.	53,040
		129,030
Household Products (1.3%)
1,800	Church & Dwight Co., Inc.	99,846
Internet Software & Services (2.1%)
1,250	Liquidity Services, Inc.	63,988	*
2,000	Rackspace Hosting, Inc.	87,880	*
		151,868
IT Services (3.1%)
600	Alliance Data Systems Corp.	81,000	*
1,250	Cognizant Technology Solutions Corp. Class A	75,000	*
2,250	VeriFone Systems, Inc.	74,453	*
		230,453
Life Sciences Tools & Services (0.4%)
750	Illumina, Inc.	30,293	*
Machinery (3.3%)
350	Cummins, Inc.	33,919
3,000	Donaldson Co., Inc.	100,110
500	Joy Global, Inc.	28,365
1,550	Pall Corp.	84,955
		247,349
Media (1.4%)
1,500	AMC Networks, Inc. Class A	53,325	*
1,000	Discovery Communications, Inc. Class A	54,000	*
		107,325
Multiline Retail (2.2%)
3,000	Dollar Tree, Inc.	161,400	*
Oil, Gas & Consumable Fuels (3.6%)
2,250	Cabot Oil & Gas Corp.	88,650
800	Concho Resources, Inc.	68,096	*
3,500	Denbury Resources, Inc.	52,885	*
1,150	SM Energy Co.	56,476
		266,107
Pharmaceuticals (2.6%)
1,000	Medicis Pharmaceutical Corp. Class A	34,150
900	Perrigo Co.	106,137
1,000	Salix Pharmaceuticals Ltd.	54,440	*
		194,727

NUMBER OF SHARES		VALUE†
Professional Services (2.1%)
800	Advisory Board Co.	$39,672	*
2,400	Verisk Analytics, Inc. Class A	118,224	*
		157,896
Real Estate Management & Development (1.0%)
1,000	Jones Lang LaSalle, Inc.	70,370
Road & Rail (2.8%)
500	Canadian Pacific Railway Ltd.	36,630
2,000	J.B. Hunt Transport Services, Inc.	119,200
750	Kansas City Southern	52,170
		208,000
Semiconductors & Semiconductor Equipment (3.4%)
1,750	Altera Corp.	59,220
3,200	Avago Technologies Ltd.	114,880
1,350	Cavium, Inc.	37,800	*
1,250	Microchip Technology, Inc.	41,350
		253,250
Software (10.3%)
1,500	ANSYS, Inc.	94,665	*
800	Ariba, Inc.	35,808	*
1,700	Aspen Technology, Inc.	39,355	*
1,650	Check Point Software Technologies Ltd.	81,823	*
1,500	Citrix Systems, Inc.	125,910	*
300	Concur Technologies, Inc.	20,430	*
1,550	Informatica Corp.	65,658	*
1,650	MICROS Systems, Inc.	84,480	*
2,500	QLIK Technologies, Inc.	55,300	*
1,350	Red Hat, Inc.	76,248	*
500	Salesforce.com, Inc.	69,130	*
200	Ultimate Software Group, Inc.	17,824	*
		766,631
Specialty Retail (8.7%)
1,250	Bed Bath & Beyond, Inc.	77,250	*
2,100	Dick's Sporting Goods, Inc.	100,800
1,250	DSW, Inc. Class A	68,000
1,500	O'Reilly Automotive, Inc.	125,655	*
2,400	Ross Stores, Inc.	149,928
1,000	Tractor Supply Co.	83,060
1,500	Urban Outfitters, Inc.	41,385	*
		646,078
Textiles, Apparel & Luxury Goods (2.7%)
1,000	Coach, Inc.	58,480
1,000	PVH Corp.	77,790
1,000	Vera Bradley, Inc.	21,080	*
1,000	Warnaco Group, Inc.	42,580	*
		199,930

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (2.2%)
2,500	Fastenal Co.	$100,775
1,000	MSC Industrial Direct Co., Inc. Class A	65,550
		166,325
Wireless Telecommunication Services (3.1%)
1,500	Crown Castle International Corp.	87,990	*
2,500	SBA Communications Corp. Class A	142,625	*
		230,615
	Total Common Stocks (Cost $4,762,779)	7,349,772
Short-Term Investments (1.1%)
78,746	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $78,746)	78,746
	Total Investments (100.1%) (Cost $4,841,525)	7,428,518	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(9,612)
	Total Net Assets (100.0%)	$7,418,906

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

9

Notes to Schedule of Investments Growth Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$7,349,772	$—	$—	$7,349,772
Short-Term Investments	—	78,746	—	78,746
Total Investments	$7,349,772	$78,746	$—	$7,428,518

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $4,848,008. Gross unrealized appreciation of investments was $2,717,474 and gross unrealized depreciation of investments was $136,964, resulting in net unrealized appreciation of $2,580,510, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$7,428,518
Dividends and interest receivable	1,333
Receivable for securities sold	11,563
Receivable for Fund shares sold	1,773
Receivable from Management-net (Note B)	3,348
Prepaid expenses and other assets	4,988
Total Assets	7,451,523
Liabilities
Payable for Fund shares redeemed	359
Payable to investment manager (Note B)	3,296
Accrued expenses and other payables	28,962
Total Liabilities	32,617
Net Assets at value	$7,418,906
Net Assets consist of:
Paid-in capital	$14,645,394
Undistributed net investment income (loss)	(53,705)
Accumulated net realized gains (losses) on investments	(9,759,776)
Net unrealized appreciation (depreciation) in value of investments	2,586,993
Net Assets at value	$7,418,906
Shares Outstanding ($.001 par value; unlimited shares authorized)	366,300
Net Asset Value, offering and redemption price per share	$20.25
*Cost of Investments	$4,841,525

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,677
Interest income—unaffiliated issuers	21
Foreign taxes withheld	(91)
Total income	$17,607
Expenses:
Investment management fees (Note B)	21,154
Administration fees (Note B)	11,538
Audit fees	20,854
Custodian fees (Note A)	6,710
Insurance expense	339
Legal fees	1,794
Shareholder reports	7,607
Trustees' fees and expenses	26,497
Miscellaneous	358
Total expenses	96,851
Expenses reimbursed by Management (Note B)	(25,539)
Total net expenses	71,312
Net investment income (loss)	$(53,705)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	525,659
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	203,476
Net gain (loss) on investments	729,135
Net increase (decrease) in net assets resulting from operations	$675,430

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(53,705)	$(111,529)
Net realized gain (loss) on investments	525,659	1,042,902
Change in net unrealized appreciation (depreciation) of investments	203,476	(909,812)
Net increase (decrease) in net assets resulting from operations	675,430	21,561
From Fund Share Transactions (Note D):
Proceeds from shares sold	121,853	434,595
Payments for shares redeemed	(679,229)	(1,627,031)
Net increase (decrease) from Fund share transactions	(557,376)	(1,192,436)
Net Increase (Decrease) in Net Assets	118,054	(1,170,875)
Net Assets:
Beginning of period	7,300,852	8,471,727
End of period	$7,418,906	$7,300,852
Undistributed net investment income (loss) at end of period	$(53,705)	$—

See Notes to Financial Statements

13

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $9,862.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008-2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for net operating losses and non-taxable dividend adjustments to income were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(113,767)	$111,529	$2,238

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,375,369	$(10,277,287)	$—	$(7,901,918)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of wash sales, return of capital adjustments for securities sold and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment	Post-Enactment (No Expiration Date)
Expiring in:	Long-Term	Short-Term
2017
$10,277,287	$—	$—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $1,047,888.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

15

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, there was no reduction of expenses under this agreement.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2015 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating

16

Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2012, such excess expenses amounted to $25,539. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	2015	Total
$58,438	$53,512	$25,539	$137,489

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $1,230,545 and $1,870,770, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2012	2011
Shares Sold	5,966	22,555
Shares Redeemed	(32,860)	(84,514)
Total	(26,894)	(61,959)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this

17

line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$18.57		$18.61	$14.20	$10.87	$19.30	$15.73
Income From Investment Operations:
Net Investment Income (Loss)‡	(.14)		(.26)	(.21)	(.05)	(.10)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	1.82		.22	4.62	3.38	(8.33)	3.68
Total From Investment Operations	1.68		(.04)	4.41	3.33	(8.43)	3.57
Net Asset Value, End of Period	$20.25		$18.57	$18.61	$14.20	$10.87	$19.30
Total Return††	9.05	%**	(.21)%	31.06%	30.63%	(43.68)%	22.70%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$7.4		$7.3	$8.5	$7.5	$82.0	$172.6
Ratio of Gross Expenses to Average Net Assets#	2.52	%*	2.52%	2.64%	1.27%	1.04%	.99%
Ratio of Net Expenses to Average Net Assets§	1.85	%*	1.85%	1.85%	1.27%	1.04%	.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.40	)%*	(1.38)%	(1.33)%	(.49)%	(.63)%	(.61)%
Portfolio Turnover Rate	16	%**	33%	49%	68%	63%	48%

See Notes to Financial Highlights

19

Notes to Financial Highlights Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received class actions proceeds, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%. Had the Fund not received the class actions proceeds listed in Note A-4, total return based on per share NAV for the six months ended June 30, 2012 would have been 8.94%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.85%	1.85%	1.85%	1.27%	1.04%	1.00%

*  Annualized.

**  Not Annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust
Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2012

B0733 08/12

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio Class I generated a total return of 6.07% for the six months ended June 30, 2012, but underperformed its benchmark, the S&P 500 Index, which returned 9.49% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

Macroeconomic concerns were the key drivers of the financial markets this period, as investor sentiment rotated between worries and relief. The European debt crisis was the key factor again this period, responsible initially for a strong first quarter as anxiety about Europe remained at bay as governments in the region negotiated plans to avert a financial meltdown. However, as the year progressed, European worries returned due to a barrage of news that pointed to an imminent sovereign debt default by Greece and deepening financial woes in Spain. In addition, we saw data suggesting the growth rate in both the U.S. and China had slowed. As such, volatility increased and the market declined in the second quarter.

Our portfolio has been positioned for a slow growth environment since the onset of the global financial crisis. We had anticipated periods of heightened market volatility related to divergent debt-related issues and have used such volatility to build and maintain a portfolio of what we believe are very high quality businesses—businesses we think should perform well through economic uncertainty and outperform their peers. The businesses in our portfolio largely performed as we had anticipated this period—with few surprises, they appear to be holding up against a weak and uncertain backdrop, maintaining earnings, and positioning themselves well for the future.

In addition to the resilience of our businesses, the quality attributes of our current portfolio are strong. We are quite pleased with the financial strength, free cash flow characteristics, debt to capitalization ratios, industry leading positions, and management skill and experience of our holdings. This period, quality attributes did not drive returns as they have during previous periods of weakness due to macroeconomic distractions.

From a sector perspective, the Portfolio's underperformance was largely driven by Information Technology ("IT") and Energy. Within IT, the absence of Apple from the portfolio's holdings was a headwind to relative performance. There are a number of reasons we don't own Apple, but its strong performance has been a disproportionate driver of IT sector—and benchmark—returns. Our semiconductor holdings also underperformed on worries about the durability of the macro economy, even despite the strong secular positioning of our companies and their relatively lean inventory positions.

Energy holdings were broadly impacted by commodity weakness. As fear and loathing around Europe ebbed and flowed, commodity prices and commodity-sensitive stocks followed suit. Our energy-related stocks were somewhat more commodity price sensitive than the sector as a whole, and underperformed as a result.

The Portfolio also experienced modest underperformance, relative to the benchmark, within Financials. In the first quarter, credit-sensitive financials—an area where, by design, we have very little exposure—performed particularly well. That trend reversed itself in the second quarter, but the shift was not enough to completely offset our relative underperformance from earlier in the year. By contrast, strong stock selection within the Consumer Discretionary, Consumer Staples, and Health Care sectors allowed the Portfolio to outperform the index in those areas.

During the reporting period, we continued to trim holdings on strong performance and to add to high conviction positions on volatility-driven buying opportunities. We initiated a position in Marathon Petroleum, a spin-off of Marathon Oil's downstream assets, including Speedway gas stations, pipelines and infrastructure. With seven refineries, it is one of the largest, and in our opinion, best-run refinery operations in North America. We believe it should benefit from new oil and gas resources currently coming on line in North America.

We sold Republic Services, a leading waste handler, on disappointing earnings. We continue to like this well-managed company, but as businesses and consumers have worked to minimize waste streams, Republic's business has started to grow at a slower rate than the broader economy. We sold Republic on our preference for companies with better organic growth characteristics.

1

Looking forward, we anticipate the continuation of a slow growth environment with significant uncertainty, vacillating between periods of fear and relief. During periods of relief, we'd expect growth in industrial production, and in periods of fear, draw downs against inventories that are already very lean. We have seen this cycle repeat several times since 2008, and anticipate it will be the norm for some time. Uncertainty may increase toward the end of the year with the upcoming U.S. presidential election and possible "fiscal cliff."

Against this uncertainty, however, some positive factors differentiate the U.S. economy from its global peers. First is the likelihood that the housing market in the U.S. may have found a bottom, changing a meaningful headwind to GDP into a neutral-to-incrementally positive factor. Second is the North American energy renaissance, which has important implications for our trade balance as it could position the U.S. as an exporter of petroleum products and, potentially, liquefied natural gas. Implied energy cost advantages could also potentially support a broader industrial renaissance here. We are seeing early evidence of this impact now and believe that longer-term this could have a profound effect on North American economic activity.

With expectations that the market will continue to turn on the perceived ebb and flow of macroeconomic news for at least the remainder of the year, we remain focused on company fundamentals. We continue to manage a portfolio of high quality businesses that we believe can achieve advantaged secular growth within a difficult environment.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	8.7%
Consumer Staples	14.4
Energy	14.9
Financials	15.2
Health Care	9.8
Industrials	12.6
Information Technology	17.9
Materials	4.0
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Guardian Portfolio Class I	11/03/1997	6.07%	–3.33%	–0.45%	5.22%	5.97%
Guardian Portfolio Class S2	08/02/2002	5.99%	–3.47%	–0.60%	5.01%	5.83%
S&P 500 Index3		9.49%	5.45%	0.22%	5.33%	4.61%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.13% and 1.38% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12	Expense Ratio
Class I	$1,000.00	$1,060.70	$5.69	1.11%
Class S	$1,000.00	$1,059.90	$6.40	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.34	$5.57	1.11%
Class S	$1,000.00	$1,018.65	$6.27	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Guardian Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.2%)
Beverages (7.3%)
47,115	Anheuser-Busch	$3,752,710
	InBev NV ADR
29,593	Coca-Cola Co.	2,313,876
		6,066,586
Capital Markets (5.6%)
8,585	BlackRock, Inc.	1,457,905
115,365	Charles Schwab Corp.	1,491,669
64,940	Lazard Ltd. Class A	1,687,791
		4,637,365
Chemicals (2.0%)
24,538	Ecolab, Inc.	1,681,589
Consumer Finance (2.3%)
32,800	American Express Co.	1,909,288
Diversified Financial Services (3.3%)
4,852	CME Group, Inc.	1,300,870
10,490	IntercontinentalExchange, Inc.	1,426,430	*
		2,727,300
Electronic Equipment, Instruments & Components (4.0%)
14,813	Anixter International, Inc.	785,830
93,787	National Instruments Corp.	2,519,119
		3,304,949
Energy Equipment & Services (5.4%)
40,610	Cameron International Corp.	1,734,453	*
42,962	Schlumberger Ltd.	2,788,664
		4,523,117
Food Products (3.5%)
48,425	McCormick & Co., Inc.	2,936,976
Health Care Equipment & Supplies (6.7%)
26,809	C.R. Bard, Inc.	2,880,359
49,616	Covidien PLC	2,654,456
		5,534,815
Household Products (3.5%)
47,021	Procter & Gamble Co.	2,880,036

NUMBER OF SHARES		VALUE†
Industrial Conglomerates (8.1%)
30,620	3M Co.	$2,743,552
75,786	Danaher Corp.	3,946,935
		6,690,487
Industrial Gases (2.0%)
15,013	Praxair, Inc.	1,632,364
Insurance (4.0%)
158,240	Progressive Corp.	3,296,139
Internet Software & Services (4.0%)
5,800	Google, Inc. Class A	3,364,406	*
IT Services (1.7%)
3,290	MasterCard, Inc. Class A	1,415,062
Machinery (2.6%)
38,800	Pall Corp.	2,126,628
Media (5.8%)
54,565	Comcast Corp. Class A Special	1,713,341
53,908	Scripps Networks Interactive, Inc. Class A	3,065,209
		4,778,550
Multiline Retail (2.9%)
41,097	Target Corp.	2,391,434
Oil, Gas & Consumable Fuels (9.4%)
161,864	BG Group PLC	3,313,595
35,100	Marathon Petroleum Corp.	1,576,692
99,250	Newfield Exploration Co.	2,909,018	*
		7,799,305
Pharmaceuticals (3.1%)
14,842	Roche Holding AG	2,563,702
Semiconductors & Semiconductor Equipment (8.1%)
99,264	Altera Corp.	3,359,094
117,608	Texas Instruments, Inc.	3,374,173
		6,733,267
Trading Companies & Distributors (1.9%)
8,134	W.W. Grainger, Inc.	1,555,546
	Total Common Stocks (Cost $63,045,715)	80,548,911

See Notes to Financial Statements

6

NUMBER OF SHARES		VALUE†
Short-Term Investments (2.5%)
2,068,447	State Street Institutional	$2,068,447
	Treasury Money Market
	Fund Institutional Class
	(Cost $2,068,447)
	Total Investments (99.7%) (Cost $65,114,162)	82,617,358	##
	Cash, receivables and other assets, less liabilities (0.3%)	212,417
	Total Net Assets (100.0%)	$82,829,775

See Notes to Financial Statements

7

Notes to Schedule of Investments Guardian Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

8

Notes to Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Beverages	$6,066,586	$—	$—	$6,066,586
Capital Markets	4,637,365	—	—	4,637,365
Chemicals	1,681,589	—	—	1,681,589
Consumer Finance	1,909,288	—	—	1,909,288
Diversified Financial Services	2,727,300	—	—	2,727,300
Electronic Equipment, Instruments & Components	3,304,949	—	—	3,304,949
Energy Equipment & Services	4,523,117	—	—	4,523,117
Food Products	2,936,976	—	—	2,936,976
Health Care Equipment & Supplies	5,534,815	—	—	5,534,815
Household Products	2,880,036	—	—	2,880,036
Industrial Conglomerates	6,690,487	—	—	6,690,487
Industrial Gases	1,632,364	—	—	1,632,364
Insurance	3,296,139	—	—	3,296,139
Internet Software & Services	3,364,406	—	—	3,364,406
IT Services	1,415,062	—	—	1,415,062
Machinery	2,126,628	—	—	2,126,628
Media	4,778,550	—	—	4,778,550
Multiline Retail	2,391,434	—	—	2,391,434
Oil, Gas & Consumable Fuels	4,485,710	3,313,595	—	7,799,305
Pharmaceuticals	—	2,563,702	—	2,563,702

See Notes to Financial Statements

9

Notes to Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$6,733,267	$—	$—	$6,733,267
Trading Companies & Distributors	1,555,546	—	—	1,555,546
Total Common Stocks	74,671,614	5,877,297	—	80,548,911
Short-Term Investments	—	2,068,447	—	2,068,447
Total Investments	$74,671,614	$7,945,744	$—	$82,617,358

As of the six months ending June 30, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2011, $5,958,202 was transferred from Level 1 to Level 2.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $65,467,675. Gross unrealized appreciation of investments was $18,266,297 and gross unrealized depreciation of investments was $1,116,614, resulting in net unrealized appreciation of $17,149,683, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$82,617,358
Dividends receivable	90,336
Receivable for securities sold	239,802
Receivable for Fund shares sold	3,873
Prepaid expenses and other assets	3,779
Total Assets	82,955,148
Liabilities
Payable for Fund shares redeemed	664
Payable to investment manager (Note B)	36,232
Payable to administrator—net (Note B)	30,114
Accrued expenses and other payables	58,363
Total Liabilities	125,373
Net Assets at value	$82,829,775
Net Assets consist of:
Paid-in capital	$62,870,615
Undistributed net investment income (loss)	487,517
Accumulated net realized gains (losses) on investments	1,969,873
Net unrealized appreciation (depreciation) in value of investments	17,501,770
Net Assets at value	$82,829,775
Net Assets
Class I	$13,901,362
Class S	68,928,413
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	716,746
Class S	3,575,033
Net Asset Value, offering and redemption price per share
Class I	$19.40
Class S	19.28
*Cost of Investments	$65,114,162

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$887,206
Foreign taxes withheld	(26,794)
Total income	$860,412
Expenses:
Investment management fees (Note B)	232,331
Administration fees (Note B):
Class I	22,207
Class S	104,519
Distribution fees (Note B):
Class S	87,099
Audit fees	20,854
Custodian fees (Note A)	23,967
Insurance expense	2,627
Legal fees	19,869
Shareholder reports	14,421
Trustees' fees and expenses	26,573
Miscellaneous	1,929
Total expenses	556,396
Expenses reimbursed by Management (Note B)	(38,639)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	517,756
Net investment income (loss)	$342,656
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,192,504
Foreign currency	(2,293)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,371,214
Foreign currency	(1,204)
Net gain (loss) on investments	4,560,221
Net increase (decrease) in net assets resulting from operations	$4,902,877

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$342,656	$158,660
Net realized gain (loss) on investments	2,190,211	4,377,091
Change in net unrealized appreciation (depreciation) of investments	2,370,010	(7,359,097)
Net increase (decrease) in net assets resulting from operations	4,902,877	(2,823,346)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(78,575)
Class S	—	(256,628)
Total distributions to shareholders	—	(335,203)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	493,902	8,767,410
Class S	421,016	2,169,061
Proceeds from reinvestment of dividends and distributions:
Class I	—	78,575
Class S	—	256,628
Payments for shares redeemed:
Class I	(2,562,181)	(8,259,398)
Class S	(3,085,799)	(9,516,461)
Net increase (decrease) from Fund share transactions	(4,733,062)	(6,504,185)
Net Increase (Decrease) in Net Assets	169,815	(9,662,734)
Net Assets:
Beginning of period	82,659,960	92,322,694
End of period	$82,829,775	$82,659,960
Undistributed net investment income (loss) at end of period	$487,517	$144,861

See Notes to Financial Statements

13

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $103.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008-2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

14

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(13,474)	$13,474

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Gains		Total
2011	2010	2011	2010	2011	2010
$335,203	$283,439	$—	$—	$335,203	$283,439

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$144,455	$665,243	$14,777,798	$(531,213)	$—	$15,056,283

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, forward contracts mark to market and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment	Post-Enactment (No Expiration Date)
Expiring in: 2017	Long-Term	Short-Term
$531,213	$—	$—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $3,680,897.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

15

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $1.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

16

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2012
Class I	1.00%	12/31/15	$—
Class S	1.25%	12/31/15	38,639

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2012	2013	2014	2015	Total
Class S	$79,295	$91,992	$96,517	$38,639	$306,443

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units

17

not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $12,421,454 and $18,118,486, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

For the Six Months Ended June 30, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	25,188	—	(133,261)	(108,073)
Class S	21,756	—	(160,718)	(138,962)

For the Year Ended December 31, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	440,908	4,370	(427,584)	17,694
Class S	113,237	14,345	(501,949)	(374,367)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to

18

enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$18.29		$18.94	$15.98	$12.45	$21.11	$19.71
Income From Investment Operations:
Net Investment Income (Loss)‡	.09		.05	.08	.05	.12	.11
Net Gains or Losses on Securities (both realized and unrealized)	1.02		(.61)	2.95	3.64	(7.97)	1.35
Total From Investment Operations	1.11		(.56)	3.03	3.69	(7.85)	1.46
Less Distributions From:
Net Investment Income	—		(.09)	(.07)	(.16)	(.10)	(.06)
Net Capital Gains	—		—	—	—	(.71)	—
Total Distributions	—		(.09)	(.07)	(.16)	(.81)	(.06)
Net Asset Value, End of Period	$19.40		$18.29	$18.94	$15.98	$12.45	$21.11
Total Return††	6.07	%**	(2.94)%	19.01%	29.69%	(37.24)%	7.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$13.9		$15.1	$15.3	$13.7	$67.0	$129.1
Ratio of Gross Expenses to Average Net Assets#	1.11	%*	1.13%	1.13%	1.10%	1.01%	.99%
Ratio of Net Expenses to Average Net Assets§	1.11	%*	1.13%	1.13%	1.10%	1.01%	.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	.92	%*	.26%	.50%	.39%	.65%	.55%
Portfolio Turnover Rate	15	%**	27%	35%	30%	32%	38%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$18.19		$18.84	$15.89	$12.38	$21.02	$19.67
Income From Investment Operations:
Net Investment Income (Loss)‡	.08		.03	.06	.02	.08	.09
Net Gains or Losses on Securities (both realized and unrealized)	1.01		(.61)	2.94	3.63	(7.92)	1.32
Total From Investment Operations	1.09		(.58)	3.00	3.65	(7.84)	1.41
Less Distributions From:
Net Investment Income	—		(.07)	(.05)	(.14)	(.09)	(.06)
Net Capital Gains	—		—	—	—	(.71)	—
Total Distributions	—		(.07)	(.05)	(.14)	(.80)	(.06)
Net Asset Value, End of Period	$19.28		$18.19	$18.84	$15.89	$12.38	$21.02
Total Return††	5.99	%**	(3.08)%	18.94%	29.50%	(37.36)%	7.14%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$68.9		$67.6	$77.0	$71.6	$48.6	$32.5
Ratio of Gross Expenses to Average Net Assets#	1.36	%*	1.38%	1.38%	1.38%	1.27%	1.24%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.25%	1.25%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	.79	%*	.16%	.37%	.16%	.48%	.42%
Portfolio Turnover Rate	15	%**	27%	35%	30%	32%	38%

See Notes to Financial Highlights

21

Notes to Financial Highlights Guardian Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Guardian Portfolio Class I	1.11%	1.13%	1.13%	1.10%	1.01%	.99%
Guardian Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.25%	1.24%

After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Guardian Portfolio Class S	1.24%

*  Annualized.

**  Not Annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust
International Portfolio

S Class Shares

Semi-Annual Report

June 30, 2012

F0324 08/12

International Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) International Portfolio posted a total return of 5.09% for the six months ended June 30, 2012 and outperformed its benchmark, the MSCI EAFE® Index, which posted a total return of 3.38% during the period.

The global equity markets' first quarter rally gave way to a second quarter retreat, as policy and macroeconomic uncertainty continued to dominate both in Europe and the U.S. Growth in emerging markets appeared to be slowing as well.

The eurozone's GDP shrank slightly in the first quarter as governments implemented austerity by raising taxes and reducing spending. The European public's discontent with the handling of the area's economy was reflected with new governments being installed in both France, where its new leader pushed for greater government investment, and Greece, where a new coalition government requested further debt relief. The markets also focused on Spain, where real estate-related losses threatened to overwhelm the banking sector. The European Union (EU) stepped in to support the Spanish banks and has eased loan terms for both the Irish and Spanish bank bailouts. While EU banking and economic policy debates continue, business and consumer demand continues to weaken given the ongoing uncertainty.

The Chinese economy continued to slow, with manufacturing activity reaching a seven-month low in June. The government has lowered banks' reserve ratios to help stimulate lending and is offering incentives for consumer spending. We expect the consumer to be the main beneficiary for now, as the markets wait for broader stimulus measures.

After strengthening in the first quarter, the U.S. economic outlook became less clear recently. While June manufacturing activity weakened, a possible bottoming of housing prices and lower oil prices may help the world's largest economy maintain its low growth trajectory. Still, the contentious political environment threatens to cause a "fiscal cliff" at year-end, with higher taxes and automatic cuts in government spending with a cumulative impact of 4% of GDP.

By country, Belgium, Singapore and Denmark led the EAFE Index this period. Somewhat unsurprisingly, the weakest markets included Greece, Portugal and Spain, each closely tied to European debt concerns. By sector, Consumer Discretionary, Financials and Consumer Staples outperformed the index overall. Energy, Materials and Information Technology lagged.

The Portfolio's outperformance was primarily the result of strong stock selection within the Information Technology, Industrials and Health Care sectors. Some individual disappointments as well as an underweight allocation hurt relative performance in Financials. Stock selection in the Consumer Discretionary sector also detracted from performance. From a country perspective, stock selection within Japan made the largest positive contribution, followed by a zero allocation to Spain and stock selection within the UK. Exposure to Canadian natural resources companies and an overweight to Dutch names hurt performance, as did stock selection in Sweden.

Among top contributors was SOFTBANK, a Japanese mobile telecom provider, which continued to add new subscribers faster than competitors while maintaining a focus on profitability. MacDonald Dettweiler's (MDA) transformational acquisition of Loral's satellite manufacturing business, which transformed MDA into becoming the top global commercial communications satellite player, was well-received by the markets. Nihon Kohden, a Japanese medical device manufacturer, posted strong earnings led by domestic sales.

Among the detractors were Chemring, a UK-based defense product manufacturer, which missed earnings as some government contracts were delayed. We have subsequently sold Chemring. French telecom supplier Alcatel-Lucent announced disappointing quarterly results, with revenue down significantly on a sharp drop in European sales and the poor U.S. and Chinese business environment. We remain constructive on this stock longer term, believing the company's leading technology will help clients meet the surging demand for mobile telecom bandwidth. We believe the stock price reflects immediate concerns, but not longer-term opportunities. Imdex, the energy and mining services company, announced poor earnings including a loss in its relatively new oil and gas division. We remain confident in its long-term prospects.

1

Given a challenging outlook, the Portfolio remains defensively positioned. In Europe, we favor countries outside the Euro area that we believe have superior growth prospects, such as Switzerland and the Nordic countries. We also favor companies with recurring revenues and significant operations in North America and Emerging Markets. Many European multinationals are starting to reach very attractive valuations.

From a sector perspective, Materials remains a large sector overweight, where our focus is specialty chemical companies with pricing power and relatively stable end markets, as well as precious metals. We are overweight the mobile segment of Telecoms, where increasing adoption of mobile data could drive both profitability and increased capital spending for telecoms equipment—in turn benefiting the Information Technology sector. We have added to our Consumer holdings as the consumer offers an area of growth, especially in the emerging markets. Despite our Energy holdings' relative underperformance this period, we continue to favor upstream exploration companies and their service providers, as we believe oil is becoming harder to find and more expensive to extract. We remain underweighted in Financials, with no bank holdings in the eurozone or Japan. The latest scandal, involving possible conflicts of interest at banks that collectively determine the LIBOR rate, exemplifies that subsector's issues and related regulatory risk.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

International Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.6%
Consumer Staples	11.8
Energy	7.6
Financials	13.7
Health Care	11.3
Industrials	14.8
Information Technology	6.4
Materials	13.4
Telecommunication Services	5.8
Short-Term Investments	0.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	Life of Fund1
International Portfolio	04/29/2005	5.09%	–13.08%	–5.30%	2.72%
MSCI EAFE® Index2		3.38%	–13.38%	–5.63%	2.99%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 2.90% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.50% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12
Class S	$1,000.00	$1,050.90	$7.70
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.35	$7.57

*  Expenses are equal to the annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments International Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.2%)
Australia (2.3%)
6,600	CSL Ltd.	$267,707
7,300	Iluka Resources Ltd.	86,157
47,295	Imdex Ltd.	86,547
		440,411
Belgium (1.9%)
2,179	Anheuser-Busch InBev NV	171,795
4,610	Colruyt SA	205,669
		377,464
Canada (7.7%)
4,460	Cenovus Energy, Inc.	141,804
10,902	Corus Entertainment, Inc., B Shares	245,432
5,500	Goldcorp, Inc.	207,067
3,200	Home Capital Group, Inc.	142,006
3,888	MacDonald, Dettwiler & Associates Ltd.	223,175
20,800	New Gold, Inc.	198,377	*
6,300	Silver Wheaton Corp.	169,365
3,512	Vermilion Energy, Inc.	158,576
		1,485,802
Chile (1.1%)
3,810	Sociedad Quimica y Minera de Chile SA ADR, B Shares	212,103
China (2.1%)
209,500	China Liansu Group Holdings Ltd.	91,441
3,650	China Mobile Ltd. ADR	199,545
75,600	Dongfeng Motor Group Co. Ltd., H Shares	118,763
		409,749
Czech Republic (0.5%)
600	Komercni Banka A/S	104,671
Denmark (2.8%)
1,328	Novo Nordisk A/S Class B	192,609
8,725	Sydbank A/S	141,416	*
3,686	Tryg A/S	207,206
		541,231
France (8.4%)
115,208	Alcatel-Lucent	189,619	*
2,765	Arkema SA	181,296
5,755	CFAO SA	272,426
4,793	Eutelsat Communications SA	147,441
NUMBER OF SHARES		VALUE†
600	LVMH Moet Hennessy Louis Vuitton SA	$91,314
1,440	Pernod-Ricard SA	153,982
11,145	Rexel SA	190,367
5,126	Sodexo	399,126
		1,625,571
Germany (8.1%)
2,220	Brenntag AG	245,682
1,115	Continental AG	92,947
4,361	Deutsche Boerse AG	235,280
13,975	Deutsche Telekom AG	153,158
4,371	Fresenius Medical Care AG & Co.	308,716
3,186	Gerresheimer AG	149,969	*
1,766	Linde AG	275,038
4,500	NORMA Group	98,877
		1,559,667
Indonesia (0.5%)
123,000	PT Bank Mandiri (Persero)Tbk	95,439
Ireland (0.6%)
5,005	DCC PLC	116,011
Japan (15.2%)
6,500	BRIDGESTONE Corp.	149,267
600	FANUC Corp.	98,629
390	Jupiter Telecommunications Co. Ltd.	397,635
21,600	KANSAI PAINT Co. Ltd.	231,462
54	Kenedix Realty Investment Corp.	174,593
600	KEYENCE Corp.	148,424
10,300	Nihon Kohden Corp.	314,316
3,400	PIGEON Corp.	148,958
1,100	SMC Corp.	190,715
6,900	SOFTBANK Corp.	256,843
5,400	SUGI HOLDINGS Co. Ltd.	177,157
8,800	Sundrug Co. Ltd.	286,544
9,000	TOYOTA MOTOR Corp.	363,260
		2,937,803
Korea (3.1%)
804	Hyundai Mobis	194,886
435	Samsung Electronics Co. Ltd. GDR	232,568
2,500	Shinhan Financial Group Co. Ltd. ADR	177,450
		604,904
Netherlands (5.4%)
4,006	Akzo Nobel NV	188,541
17,770	Koninklijke Ahold NV	220,122
3,406	Nutreco NV	237,523

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
4,160	Royal Imtech NV	$99,333
9,191	Unilever NV	307,029
		1,052,548
Norway (1.9%)
16,281	DnB ASA	161,890
11,900	Norwegian Property ASA	16,308
24,974	ProSafe SE	181,303
963	Veripos, Inc.	259	*
		359,760
Russia (0.6%)
1,130	NovaTek OAO GDR	120,659
Singapore (1.1%)
14,000	United Overseas Bank Ltd.	207,893
Sweden (2.9%)
2,675	Axfood AB	85,069
4,103	Elekta AB, B Shares	187,490
10,500	Nordea Bank AB	90,488
20,975	Telefonaktiebolaget LM Ericsson, B Shares	191,915
		554,962
Switzerland (11.1%)
1,151	Bucher Industries AG	183,830
274	Givaudan SA	268,921	*
3,919	Nestle SA	233,878
3,442	Novartis AG	192,447
580	Partners Group Holding AG	103,154
1,871	Roche Holding AG	323,183
167	SGS SA	313,120
103	Sika AG	198,895
2,770	Sulzer AG	328,417
		2,145,845
Turkey (0.5%)
139,633	Sinpas Gayrimenkul Yatirim Ortakligi A/S	96,164
United Kingdom (20.4%)
44,471	Amlin PLC	246,880
8,925	BG Group PLC	182,708
4,610	BHP Billiton PLC	131,027
14,727	Bunzl PLC	240,709
27,800	Cairn Energy PLC	115,761	*
7,545	Chemring Group PLC	32,484
18,930	Diploma PLC	132,198
13,893	Experian PLC	196,005
4,116	Fidessa Group PLC	100,093
24,935	ICAP PLC	131,987
23,043	Informa PLC	137,497
53,042	Mitie Group PLC	216,313
6,840	Petrofac Ltd.	149,299
23,439	Reed Elsevier PLC	187,867

NUMBER OF SHARES		VALUE†
2,900	Rio Tinto PLC ADR	$138,649
56,380	RPS Group PLC	184,410
9,629	Subsea 7 SA	190,559
15,730	Synergy Health PLC	222,306
9,503	Tullow Oil PLC	219,639
174,287	Vodafone Group PLC	489,878
8,000	Willis Group Holdings PLC	291,920
		3,938,189
	Total Common Stocks (Cost $18,442,900)	18,986,846
Rights (0.0%)
Belgium (0.0%)
112,269	Anheuser-Busch InBev NV VVPR Strip (Cost $43)	142	*^^
Short-Term Investments (0.6%)
115,128	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $115,128)	115,128
	Total Investments (98.8%) (Cost $18,558,071)	19,102,116	##
	Cash, receivables and other assets, less liabilities (1.2%)	222,544
	Total Net Assets (100.0%)	$19,324,660

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO (UNAUDITED)

Industry	Value†	Percentage of Net Assets
Chemicals	$1,556,256	8.0%
Media	1,115,872	5.7%
Metals & Mining	1,017,189	5.2%
Commercial Banks	979,247	5.0%
Food & Staples Retailing	974,561	5.0%
Wireless Telecommunication Services	946,266	4.9%
Oil, Gas & Consumable Fuels	939,406	4.9%
Machinery	900,468	4.7%
Food Products	778,430	4.0%
Insurance	746,006	3.9%
Pharmaceuticals	708,239	3.7%
Trading Companies & Distributors	676,758	3.5%
Health Care Providers & Services	531,022	2.7%
Energy Equipment & Services	521,161	2.7%
Professional Services	509,125	2.6%
Health Care Equipment & Supplies	501,806	2.6%
Automobiles	482,023	2.5%
Auto Components	437,100	2.3%
Commercial Services & Supplies	400,723	2.1%
Hotels, Restaurants & Leisure	399,126	2.1%
Communications Equipment	381,534	2.0%
Beverages	325,919	1.7%
Software	323,268	1.7%
Electronic Equipment, Instruments & Components	280,622	1.4%
Distributors	272,426	1.4%
Real Estate Investment Trusts	270,757	1.4%
Biotechnology	267,707	1.4%
Diversified Financial Services	235,280	1.2%
Capital Markets	235,141	1.2%
Semiconductors & Semiconductor Equipment	232,568	1.2%
Diversified Telecommunication Services	153,158	0.8%
Life Sciences Tools & Services	149,969	0.8%
Household Products	148,958	0.8%
Thrifts & Mortgage Finance	142,006	0.7%
Industrial Conglomerates	116,011	0.6%
Construction & Engineering	99,333	0.5%
Building Products	91,441	0.5%
Textiles, Apparel & Luxury Goods	91,314	0.5%
Aerospace & Defense	32,484	0.2%
Real Estate Management & Development	16,308	0.1%
Short-Term Investments and Other Assets—Net	337,672	1.8%
	$19,324,660	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m.,

See Notes to Financial Statements

9

Notes to Schedule of Investments International Portfolio (Unaudited) (cont'd)

Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Australia	$—	$440,411	$—	$440,411
Belgium	—	377,464	—	377,464
Canada	1,485,802	—	—	1,485,802
Chile	212,103	—	—	212,103
China	199,545	210,204	—	409,749
Czech Republic	—	104,671	—	104,671
Denmark	—	541,231	—	541,231
France	—	1,625,571	—	1,625,571
Germany	—	1,559,667	—	1,559,667
Indonesia	—	95,439	—	95,439
Ireland	—	116,011	—	116,011
Japan	397,635	2,540,168	—	2,937,803
Korea	177,450	427,454	—	604,904
Netherlands	—	1,052,548	—	1,052,548
Norway	—	359,501	259	359,760
Russia	—	120,659	—	120,659
Singapore	—	207,893	—	207,893
Sweden	—	554,962	—	554,962
Switzerland	—	2,145,845	—	2,145,845
Turkey	—	96,164	—	96,164
United Kingdom	430,569	3,507,620	—	3,938,189
Total Common Stocks	2,903,104	16,083,483	259	18,986,846
Rights^	142	—	—	142
Short-Term Investments	—	115,128	—	115,128
Total Investments	$2,903,246	$16,198,611	$259	$19,102,116

See Notes to Financial Statements

10

Notes to Schedule of Investments International Portfolio (Unaudited) (cont'd)

^  The Schedule of Investments and Summary Schedule of Investments by Industry provide information on the country and industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 6/30/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/12
Common Stocks Norway	$—	$—	$—	$259	$0	$—	$—	$—	$259	$259

Significant unobservable inputs developed by Management and used in the fair value measurement of the Fund's equity investments include book value of common stock.

Following is quantitative information about significant unobservable inputs:

Asset Class	Fair Value at 6/30/12	Valuation Techniques	Unobservable Input	Range
Common Stocks Norway	$259	Market Pricing	Price To Book Value Ratio	0.2687

As of the six months ending June 30, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2011, $14,022,423 was transferred from Level 1 to Level 2.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $18,804,557. Gross unrealized appreciation of investments was $1,693,499 and gross unrealized depreciation of investments was $1,395,940, resulting in net unrealized appreciation of $297,559, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

^^  Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

See Notes to Financial Statements

11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$19,102,116
Foreign currency	9,024
Dividends and interest receivable	97,365
Receivable for securities sold	248,725
Receivable for Fund shares sold	3,570
Receivable from Management—net (Note B)	4,759
Prepaid expenses and other assets	1,213
Total Assets	19,466,772
Liabilities
Payable for securities purchased	5,246
Payable for Fund shares redeemed	82,672
Payable to investment manager (Note B)	13,089
Accrued expenses and other payables	41,105
Total Liabilities	142,112
Net Assets at value	$19,324,660
Net Assets consist of:
Paid-in capital	$151,998,119
Undistributed net investment income (loss)	381,762
Accumulated net realized gains (losses) on investments	(133,597,218)
Net unrealized appreciation (depreciation) in value of investments	541,997
Net Assets at value	$19,324,660
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,176,391
Net Asset Value, offering and redemption price per share	$8.88
*Cost of Investments	$18,558,071
Total cost of foreign currency	$9,031

See Notes to Financial Statements

12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$421,330
Interest income—unaffiliated issuers	1
Foreign taxes withheld	(37,008)
Total income	$384,323
Expenses:
Investment management fees (Note B)	86,146
Administration fees (Note B)	30,404
Distribution fees (Note B)	25,337
Audit fees	20,854
Custodian fees (Note A)	38,336
Legal fees	4,999
Shareholder reports	13,221
Trustees' fees and expenses	26,510
Miscellaneous	6,891
Total expenses	252,698
Expenses reimbursed by Management (Note B)	(99,664)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(2)
Total net expenses	153,032
Net investment income (loss)	$231,291
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(21,462)
Foreign currency	2,040
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	848,838
Foreign currency	(8,596)
Net gain (loss) on investments	820,820
Net increase (decrease) in net assets resulting from operations	$1,052,111

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$231,291	$259,427
Net realized gain (loss) on investments	(19,422)	876,370
Change in net unrealized appreciation (depreciation) of investments	840,242	(4,111,760)
Net increase (decrease) in net assets resulting from operations	1,052,111	(2,975,963)
Distributions to Shareholders From (Note A):
Net investment income	—	(1,454,260)
From Fund Share Transactions (Note D):
Proceeds from shares sold	677,809	2,732,858
Proceeds from reinvestment of dividends and distributions	—	1,454,260
Payments for shares redeemed	(2,307,493)	(4,681,550)
Redemption fees retained	—	162
Net increase (decrease) from Fund share transactions	(1,629,684)	(494,270)
Net Increase (Decrease) in Net Assets	(577,573)	(4,924,493)
Net Assets:
Beginning of period	19,902,233	24,826,726
End of period	$19,324,660	$19,902,233
Undistributed net investment income (loss) at end of period	$381,762	$150,471

See Notes to Financial Statements

14

Notes to Financial Statements International Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

15

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$11,571	$(11,571)

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions Paid From:
Ordinary Income		Total
2011	2010	2011	2010
$1,454,260	$2,679,376	$1,454,260	$2,679,376

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$160,100	$(607,664)	$(133,278,006)	$—	$(133,725,570)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, forward contracts mark to market, passive foreign investment companies and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment		Post-Enactment (No Expiration Date)
Expiring in:		Long-Term	Short-Term
2016	2017
$69,691,258	$63,586,748	$—	$—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

16

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $295,388.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Redemption of fund shares: Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charged a redemption fee. All redemption fees were paid to and recorded by the Fund as Paid-in capital.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $2.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in

17

excess of $2.5 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2015 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2012, such excess expenses amounted to $99,664. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	2015	Total
$217,800	$330,578	$99,664	$648,042

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

18

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $3,460,856 and $4,835,945, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Shares Sold	76,358	267,940
Shares Issued on Reinvestment of Dividends and Distributions	—	164,695
Shares Redeemed	(255,973)	(477,844)
Total	(179,615)	(45,209)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time.

At June 30, 2012, the Fund was a participant in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time.

The Fund had no loans outstanding pursuant to these lines of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize these lines of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$8.45		$10.34	$9.51	$7.29	$13.61	$14.29
Income From Investment Operations:
Net Investment Income (Loss)‡	.10		.11	.13	.09	.32	.13
Net Gains or Losses on Securities (both realized and unrealized)	.33		(1.36)	1.90	2.43	(6.64)	.30
Total From Investment Operations	.43		(1.25)	2.03	2.52	(6.32)	.43
Less Distributions From:
Net Investment Income	—		(.64)	(1.20)	(.30)	—	(.24)
Net Capital Gains	—		—	—	—	—	(.87)
Total Distributions	—		(.64)	(1.20)	(.30)	—	(1.11)
Redemption FeesØØ	—		.00	.00	.00	.00	.00
Net Asset Value, End of Period	$8.88		$8.45	$10.34	$9.51	$7.29	$13.61
Total Return††	5.09	%**	(12.33)%	22.01%	34.51%	(46.44)%	3.21%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.3		$19.9	$24.8	$330.1	$246.9	$653.7
Ratio of Gross Expenses to Average Net Assets#	2.49	%*	2.89%	1.65%	1.66%	1.59%	1.53%
Ratio of Net Expenses to Average Net Assets§	1.51	%*	1.50%	1.50%	1.50%	1.53%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.28	%*	1.09%	1.42%	1.13%	2.78%	.85%
Portfolio Turnover Rate	17	%**	45%	61%	80%	149%	43%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a .01% impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to May 1, 2011, redemption fees were charged on the Fund. Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.51%	1.50%	1.50%	1.50%	1.53%	1.51%

*  Annualized.

**  Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust
Large Cap Value Portfolio

I Class Shares

Semi-Annual Report

June 30, 2012

B0737 08/12

Large Cap Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Large Cap Value Portfolio (formerly Neuberger Berman AMT Partners Portfolio) Class I generated a 4.90% total return for the six months ended June 30, 2012, underperforming its benchmarks, the Russell 1000® Value Index and the S&P 500 Index, which returned 8.68% and 9.49%, respectively, for the period.

Looking back to the start of the year, the equity markets appeared to be retracing its moves from the first half of 2011 when stocks rose on optimism about the U.S. economy and corporate earnings but then began to fall as conditions in Europe deteriorated. Similarly, thus far in 2012, the market started off strong on positive economic statistics, a strong earnings season as well as other factors, such as the release of the Federal Reserve "stress test" results. However, as we entered the second half of the reporting period, equities quickly faltered as the U.S. economy seemed to be losing its positive momentum and the economic issues in Europe returned to the forefront. Key indicators such as U.S. employment and regional manufacturing showed signs of weakening, and economic data out of Europe signaled an imminent recession for some European countries. Moreover, the threat of a Greek debt default and a departure from the euro currency became a real possibility once again, while Spanish bond yields surged as the country's sovereign debt crisis deepened. Back in the U.S., earnings season was once again full of upside surprises but expectations were generally lowered for the rest of 2012 in light of global macro uncertainty. Domestic stocks fell precipitously during the second quarter yet remained in positive territory for the semi-annual period, with more recent strength coming from defensive sectors as investors shifted their exposure towards lower-risk prospects.

Though the U.S. market as a whole displayed resilience over the past six months, sector favoritism shifted as investor optimism waxed and waned. During the first few months of the year, confidence grew and cyclical areas of the market did well, making the Consumer Discretionary and Financials sectors among the top three performance leaders for the semi-annual period. The risk-off trade in the latter few months of the period made the more defensive Telecommunication Services sector the strongest performing segment for the period. The change in sentiment also gave a boost to Utilities and Consumer Staples, but these areas still trailed the Russell 1000 Value Index as a whole. The worst performing segment of the market was Energy, which was the only sector to post a negative overall return for the last six months due mainly to falling oil prices.

For the Large Cap Value Portfolio, performance in absolute terms was driven largely by positive returns in the Financials sector, while Consumer Discretionary and Telecommunication Services provided secondary contributions. Performance relative to the Russell 1000 Value Index benefited from a slightly heavier allocation to Financials as well as superior stock returns versus the Index. An underweight allocation (on average) to Utilities, one of the softer areas of the market over the period, also helped relative results. Within Financials, our superior performance was mainly attributable to Commercial Banks, where we were overweighted in several strong names including Wells Fargo, which rose over 20% during the period. Wells Fargo and its peers outperformed the market as a whole due mostly to gains garnered in the first half of the period when the improving economic environment as well as the release of the Federal Reserve "stress test" results boosted sentiment toward the industry. The banks in general also rose on greater confidence that the industry could potentially withstand, or even benefit from, a deteriorating financial system in Europe. Although these stocks retreated a bit over the following months as the credit situation in Europe deteriorated, we continue to see value among our holdings and anticipate they should do well over the long term driven by strength in their core businesses as well as their ability to gain market share as capacity from abroad exits the industry. With regard to Utilities, although the relative benefit to the Portfolio stemmed mainly from an underweight allocation, one of our holdings in this area, Sempra Energy, an electric and gas holding company, contributed significantly to performance during the period. Sempra Energy rose substantially as management stepped up efforts to publicize the company's potential to export liquid natural gas (LNG) and form a master limited partnership to finance the endeavor. The strategy could be a significant source of long term growth for Sempra, and investors gained confidence during the period that the company is headed down this path.

The greatest drag on both absolute and relative Portfolio performance stemmed from the Energy and Information Technology sectors, both of which produced negative returns for the period. General weakness within Energy was due in

1

part to our oil-levered Exploration and Production ("E&P") names, which fell in response to declining oil prices. One such holding was Anadarko Petroleum, an oil and gas E&P stock that posted a double-digit decline and was the greatest detractor from absolute and relative performance within that group. The price of oil dropped in the second half of the period as many feared that the economic slowdown in Europe and signs of softening in the U.S. could lead to a fall-off in energy demand. In addition, tensions with Iran abated somewhat, which removed an element of price support for the commodity. Though oil prices may remain volatile as the economic and geopolitical situations unfold, we believe that, should economies recover and emerging markets expand, the supply-demand picture for oil will tighten and prices will rise over the long term. Within Information Technology, our hardware and Internet-related names were the main drawbacks, with Hewlett-Packard producing the biggest loss among our sector holdings. While Hewlett-Packard was weak for the period as a whole, we initiated a position in the stock at an even less favorable price point, which exacerbated its decline in the Portfolio. However, we believe the stock is attractively valued based on its core assets and, although its business is challenged, we believe this is adequately reflected in the stock price and see a potential upside materializing as the turnaround story progresses.

As we look ahead, we believe that macro factors at home and abroad will continue to play a large role in stock market movement. While our domestic economy had been holding up rather well despite the debacle in Europe, more recent data has shown that a recovery in the U.S. may be farther off than we thought. Still, the recent decline in energy prices may provide some relief to consumers, and the Federal Reserve's determination to maintain accommodative financial conditions could keep the economy afloat for a time. Furthermore, equity multiples on the whole are attractive in our opinion, particularly among the more economically sensitive areas of the market that have taken a hit over the last few months. Within these segments we are seeing a great deal of value among stocks that have solid core businesses and catalysts that we believe can sustain them through this difficult period. By investing in these companies, we believe we have created a Portfolio that has the potential to produce favorable risk-adjusted returns throughout this economic cycle, and as always we continue to monitor the correlation between holdings in order to maintain a positive risk-reward balance.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Large Cap Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	7.5%
Consumer Staples	5.1
Energy	12.9
Financials	30.5
Health Care	12.9
Industrials	11.3
Information Technology	6.1
Materials	5.8
Telecommunication Services	2.3
Utilities	3.3
Short-Term Investments	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 6/30/2012
	Date	6/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Large Cap Value Portfolio	03/22/1994	4.90%	–10.58%	–4.30%	4.58%	7.10%
Russell 1000® Value Index2		8.68%	3.01%	–2.19%	5.28%	8.44%
S&P 500 Index2		9.49%	5.45%	0.22%	5.33%	8.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 1.13% for Class I shares (before expense reimbursements and/or fee waivers, if any).

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12
Class I	$1,000.00	$1,049.00	$5.76
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.24	$5.67

*  Expenses are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Large Cap Value Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.5%)
Aerospace & Defense (0.5%)
3,783	Boeing Co.	$281,077
Air Freight & Logistics (2.3%)
5,849	FedEx Corp.	535,827
11,041	United Parcel Service, Inc. Class B	869,589
		1,405,416
Airlines (1.0%)
67,355	Southwest Airlines Co.	621,013
Automobiles (0.9%)
60,741	Ford Motor Co.	582,506
Beverages (1.5%)
7,231	Dr. Pepper Snapple Group, Inc.	316,356
8,925	PepsiCo, Inc.	630,641
		946,997
Biotechnology (1.2%)
10,201	Amgen, Inc.	745,081
Capital Markets (5.6%)
29,267	Bank of New York Mellon Corp.	642,411
19,487	Charles Schwab Corp.	251,967
18,835	Goldman Sachs Group, Inc.	1,805,523
14,032	Invesco Ltd.	317,123
10,383	State Street Corp.	463,497
		3,480,521
Chemicals (2.6%)
17,692	LyondellBasell Industries NV Class A	712,457
11,117	Monsanto Co.	920,265
		1,632,722
Commercial Banks (7.6%)
8,381	PNC Financial Services Group, Inc.	512,163
99,425	Regions Financial Corp.	671,119
27,192	U.S. Bancorp	874,495
69,972	Wells Fargo & Co.	2,339,863
19,248	Zions Bancorporation	373,796
		4,771,436
Communications Equipment (1.4%)
50,784	Cisco Systems, Inc.	871,961

NUMBER OF SHARES		VALUE†
Computers & Peripherals (1.6%)
35,670	Hewlett-Packard Co.	$717,324
8,481	SanDisk Corp.	309,387	*
		1,026,711
Consumer Finance (0.3%)
4,861	Discover Financial Services	168,093
Diversified Financial Services (10.2%)
96,891	Bank of America Corp.	792,568
70,459	Citigroup, Inc.	1,931,281
3,081	CME Group, Inc.	826,047
64,475	J.P. Morgan Chase & Co.	2,303,692
14,720	Moody's Corp.	538,016
		6,391,604
Diversified Telecommunication Services (2.0%)
35,418	AT&T, Inc.	1,263,006
Electric Utilities (1.8%)
21,878	Exelon Corp.	823,050
6,435	FirstEnergy Corp.	316,538
		1,139,588
Energy Equipment & Services (2.3%)
7,253	Diamond Offshore Drilling, Inc.	428,870
15,285	Schlumberger Ltd.	992,149
		1,421,019
Food & Staples Retailing (1.1%)
30,436	Kroger Co.	705,811
Food Products (0.5%)
10,984	Archer-Daniels-Midland Co.	324,248
Health Care Equipment & Supplies (2.4%)
160,777	Boston Scientific Corp.	911,606	*
8,897	Zimmer Holdings, Inc.	572,611
		1,484,217
Health Care Providers & Services (2.1%)
17,860	Aetna, Inc.	692,432
3,697	Cardinal Health, Inc.	155,274
15,199	Coventry Health Care, Inc.	483,177
		1,330,883
Hotels, Restaurants & Leisure (1.7%)
30,705	Carnival Corp.	1,052,260

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Durables (0.4%)
14,451	D.R. Horton, Inc.	$265,609
Household Products (2.0%)
5,765	Colgate-Palmolive Co.	600,137
10,133	Procter & Gamble Co.	620,646
		1,220,783
Industrial Conglomerates (3.1%)
3,592	Danaher Corp.	187,071
84,683	General Electric Co.	1,764,794
		1,951,865
Insurance (6.7%)
7,218	AFLAC, Inc.	307,415
48,564	American International Group, Inc.	1,558,419	*
9,571	Berkshire Hathaway, Inc. Class B	797,551	*
17,657	Lincoln National Corp.	386,158
5,135	MetLife, Inc.	158,415
9,910	Reinsurance Group of America, Inc.	527,311
6,750	Travelers Cos., Inc.	430,920
		4,166,189
Machinery (3.8%)
6,740	Caterpillar, Inc.	572,293
5,846	Cummins, Inc.	566,536
7,559	Dover Corp.	405,238
14,056	Joy Global, Inc.	797,397
		2,341,464
Media (2.4%)
23,021	Comcast Corp. Class A	735,981
13,743	News Corp. Class B	309,492
9,601	Walt Disney Co.	465,649
		1,511,122
Metals & Mining (3.3%)
7,342	Agnico-Eagle Mines Ltd.	297,058
5,951	BHP Billiton Ltd. ADR	388,600
11,002	Freeport-McMoRan Copper & Gold, Inc.	374,838
21,235	Newmont Mining Corp.	1,030,110
		2,090,606
Multi-Utilities (1.5%)
22,388	CenterPoint Energy, Inc.	462,760
6,706	Sempra Energy	461,909
		924,669

NUMBER OF SHARES		VALUE†
Multiline Retail (2.0%)
16,397	J.C. Penney Co., Inc.	$382,214
14,885	Target Corp.	866,158
		1,248,372
Oil, Gas & Consumable Fuels (10.6%)
9,628	Anadarko Petroleum Corp.	637,374
9,306	Chevron Corp.	981,783
10,672	Devon Energy Corp.	618,869
2,845	EOG Resources, Inc.	256,363
23,650	Exxon Mobil Corp.	2,023,731
7,092	Hess Corp.	308,147
28,471	Range Resources Corp.	1,761,501
		6,587,768
Pharmaceuticals (7.1%)
28,327	Johnson & Johnson	1,913,772
11,309	Merck & Co., Inc.	472,151
89,898	Pfizer, Inc.	2,067,654
		4,453,577
Road & Rail (0.7%)
11,097	CSX Corp.	248,129
12,872	Heartland Express, Inc.	184,198
		432,327
Semiconductors & Semiconductor Equipment (1.4%)
32,541	Intel Corp.	867,218
Software (1.7%)
34,467	Microsoft Corp.	1,054,346
Wireless Telecommunication Services (0.2%)
44,532	Sprint Nextel Corp.	145,174	*
	Total Common Stocks (Cost $57,001,620)	60,907,259
Short-Term Investments (2.3%)
1,420,960	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,420,960)	1,420,960
	Total Investments (99.8%) (Cost $58,422,580)	62,328,219	##
	Cash, receivables and other assets, less liabilities (0.2%)	127,138
	Total Net Assets (100.0%)	$62,455,357

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Large Cap Value Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (formerly, Partners Portfolio) (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Large Cap Value Portfolio (Unaudited) (cont'd)

currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$60,907,259	$—	$—	$60,907,259
Short-Term Investments	—	1,420,960	—	1,420,960
Total Investments	$60,907,259	$1,420,960	$—	$62,328,219

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

  The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $58,975,888. Gross unrealized appreciation of investments was $5,199,227 and gross unrealized depreciation of investments was $1,846,896, resulting in net unrealized appreciation of $3,352,331, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$62,328,219
Foreign currency	35,347
Dividends and interest receivable	54,824
Receivable for securities sold	2,694,518
Receivable for Fund shares sold	100,311
Prepaid expenses and other assets	16,423
Total Assets	65,229,642
Liabilities
Payable for securities purchased	2,596,249
Payable for Fund shares redeemed	85,975
Payable to investment manager (Note B)	27,550
Payable to administrator (Note B)	15,027
Accrued expenses and other payables	49,484
Total Liabilities	2,774,285
Net Assets at value	$62,455,357
Net Assets consist of:
Paid-in capital	$77,406,120
Undistributed net investment income (loss)	641,216
Accumulated net realized gains (losses) on investments	(19,502,864)
Net unrealized appreciation (depreciation) in value of investments	3,910,885
Net Assets at value	$62,455,357
Shares Outstanding ($.001 par value; unlimited shares authorized)	5,958,155
Net Asset Value, offering and redemption price per share	$10.48
*Cost of Investments	$58,422,580
Total cost of foreign currency	$30,101

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$785,061
Interest income—unaffiliated issuers	3,301
Foreign taxes withheld	(1,199)
Total income	$787,163
Expenses:
Investment management fees (Note B)	195,070
Administration fees (Note B)	106,402
Audit fees	20,854
Custodian fees (Note A)	17,067
Insurance expense	2,581
Legal fees	18,357
Shareholder reports	10,763
Trustees' fees and expenses	26,566
Miscellaneous	2,975
Total expenses	400,635
Expenses reduced by custodian fee expense offset arrangement (Note A)	(6)
Total net expenses	400,629
Net investment income (loss)	$386,534
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,962,477
Foreign currency	101
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(105,134)
Foreign currency	(424)
Net gain (loss) on investments	3,857,020
Net increase (decrease) in net assets resulting from operations	$4,243,554

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$386,534	$262,123
Net realized gain (loss) on investments	3,962,578	16,246,799
Change in net unrealized appreciation (depreciation) of investments	(105,558)	(26,555,817)
Net increase (decrease) in net assets resulting from operations	4,243,554	(10,046,895)
From Fund Share Transactions (Note D):
Proceeds from shares sold	2,552,220	14,160,515
Payments for shares redeemed	(19,624,574)	(25,985,207)
Net increase (decrease) from Fund share transactions	(17,072,354)	(11,824,692)
Net Increase (Decrease) in Net Assets	(12,828,800)	(21,871,587)
Net Assets:
Beginning of period	75,284,157	97,155,744
End of period	$62,455,357	$75,284,157
Undistributed net investment income (loss) at end of period	$641,216	$254,682

See Notes to Financial Statements

12

Notes to Financial Statements Large Cap Value Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $2,263.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008—2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

13

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and non-taxable dividend adjustments to income were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(6,851)	$6,851

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

		Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2011	2010	2011	2010	2011	2010
$—	$618,077	$—	$—	$—	$618,077

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$254,682	$—	$3,490,824	$(22,939,823)	$—	$(19,194,317)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment	Post-Enactment (No Expiration Date)
Expiring in: 2017	Long-Term	Short-Term
$22,939,823	$—	$—

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $16,035,732.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $6.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets

15

in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2015 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2012, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, the Fund had no contingent liability to Management under its contractual expense limitation.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $42,792,031 and $57,373,201, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Shares Sold	241,780	1,276,805
Shares Redeemed	(1,821,216)	(2,359,718)
Total	(1,579,436)	(1,082,913)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$9.99		$11.27	$9.82	$7.11	$20.76	$21.16
Income From Investment Operations:
Net Investment Income (Loss)‡	.06		.03	(.00)	.03	.08	.07
Net Gains or Losses on Securities (both realized and unrealized)	.43		(1.31)	1.52	3.98	(10.78)	1.95
Total From Investment Operations	.49		(1.28)	1.52	4.01	(10.70)	2.02
Less Distributions From:
Net Investment Income	—		—	(.07)	(.24)	(.09)	(.15)
Net Capital Gains	—		—	—	(1.06)	(2.86)	(2.27)
Total Distributions	—		—	(.07)	(1.30)	(2.95)	(2.42)
Net Asset Value, End of Period	$10.48		$9.99	$11.27	$9.82	$7.11	$20.76
Total Return††	4.90	%**	(11.36)%	15.55%	56.23%	(52.37)%	9.28%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$62.5		$75.3	$97.2	$96.7	$217.9	$526.7
Ratio of Gross Expenses to Average Net Assets#	1.13	%*	1.13%	1.11%	1.06%	.94%	.90%
Ratio of Net Expenses to Average Net Assets§	1.13	%*	1.13%	1.11%	1.05%	.94%	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.09	%*	.29%	(.02)%	.34%	.53%	.33%
Portfolio Turnover Rate	64	%**	102%	43%	41%	38%	43%

See Notes to Financial Highlights

18

Notes to Financial Highlights Large Cap Value Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if the Fund had not utilized the Line of Credit (2007) and if Management had not waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit (2007) and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.13%	1.13%	1.11%	1.05%	.95%	.91%

*  Annualized.

**  Not Annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Neuberger Berman
Advisers Management Trust
Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2012

B0736 08/12

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Growth Portfolio Class I generated a 9.00% total return for the six months ended June 30, 2012 and outperformed its benchmark, the Russell Midcap® Growth Index, which returned 8.10% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

Fueled by macro and political headlines, the first six months of 2012 continued to be a roller-coaster ride of risk-on/risk-off investor sentiment. Our domestic "wall of worry" has been less onerous than the challenges facing other markets due to a U.S. economy that maintained its moderately paced growth and potential signs of stability in the housing market. However, politically driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A activity remained subdued. Despite the U.S. economy's relative stability, the markets have not been immune to the issues beyond our borders, such as the ongoing European debt saga and questions around China's growth engine, which have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid and guidance realistic, with a cautious tone reflecting a challenging environment.

The Supreme Court decision on the Affordable Care Act was a surprise, but we anticipate it will be mostly a non-event for our holdings. With our theme of companies that save the health care system money and focus on superior medicine and technology, we've had a fairly politically agnostic approach to health care. The market craves clarity so, from an investment standpoint, reaching an outcome on the health care spending mandate was in itself a positive as the market can now move forward and on to the next pressing issues, such as a contentious U.S. presidential election in November and the looming tax cuts/fiscal cliff negotiations and deadlines.

During the reporting period, every sector represented in our Portfolio, with the exception of Energy, posted positive returns. Broadly looking at sector positioning, our overweight allocations relative to the benchmark in Health Care and Telecommunication Services and underweight to Consumer Discretionary proved additive and offset the negative impact of our underweight to Consumer Staples. For the period, the Portfolio delivered strong stock selection, led by our Health Care names. Catalyst Health Solutions and SXC Health Solutions, both pharmacy benefit management companies, agreed to merge in a positively received deal. Alexion Pharmaceuticals, with therapeutic products aimed at rare, life-threatening diseases, continued to successfully execute their international rollout and Cerner Corp., a health care information technology company, benefited from health care organizations striving to bring efficiency to their systems and processes.

Another top contributor was SBA Communications, an operator of wireless communication towers. SBA benefited from strong execution and positive reaction to several recent acquisitions.

The Portfolio also had strong contributions from Consumer-related names such as Dollar Tree, an operator of discount variety stores, Ross Stores, an operator of off-price retail apparel and home fashion stores, and Whole Foods Market, a chain of natural and organic foods supermarkets. Dollar Tree and Ross Stores both continued to benefit from budget-conscience consumers trading down from more expensive retail options, while Whole Foods delivered strong sales and customer metrics. These positive contributions offset underperformance from Vera Bradley, a designer of handbags and accessories for women, which suffered channel and inventory issues, and Warnaco Group, a designer of various brand-name apparel products, with international sales pressured by the ongoing European debt crisis.

Leading detractors also included SM Energy, a company engaged in the exploration and production of oil and natural gas, and Carbo Ceramics, a manufacturer of proppants used in extracting oil and gas from shale. Both were pressured by declining energy prices and demand and we sold Carbo Ceramics. Other leading detractors included Gentex, a supplier of advanced mirror systems for automobiles, which was negatively impacted by government delays in implementing a mandate requiring back-up assist cameras, and HEICO, a manufacturer of aircraft replacement parts, pulled back over uncertainty regarding its acquisition strategy and airline industry consolidation fears.

Based on our expectations for the balance of 2012, at present we anticipate remaining overweighted in Industrials, Information Technology, Health Care and Telecommunication Services and underweighted in Materials, Financials and Consumer Staples and Consumer Discretionary. Our overweight positions reflect our belief that innovative and unique

1

products and services can be catalysts for outperformance in a tough environment. High cyclicality and inconsistent earnings lead us to be underweighted in Materials and concerns over the fragile state of the consumer has us underweight in both Consumer Discretionary and Consumer Staples. While we value companies with effective global footprints, given the continued uncertainty around Europe and China, our current view is that we are likely to remain tilted in favor of names that are predominantly domestically focused.

We continue to find attractive investment opportunities and remain cautiously optimistic that the U.S.'s measured and consistent economic recovery can continue with the potential for a positive finish for equities in 2012.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.9%
Consumer Staples	4.5
Energy	6.5
Financials	4.2
Health Care	17.0
Industrials	19.9
Information Technology	21.0
Materials	3.7
Telecommunication Services	3.6
Short-Term Investments	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Mid Cap Growth Portfolio Class I	11/03/1997	9.00%	–0.13%	2.09%	7.91%	8.03%
Mid Cap Growth Portfolio Class S2	02/18/2003	8.87%	–0.37%	1.84%	7.65%	7.86%
Russell Midcap® Growth Index3		8.10%	–2.99%	1.90%	8.47%	5.93%
Russell Midcap® Index3		7.97%	–1.65%	1.06%	8.45%	7.70%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.01% and 1.26% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12	Expense Ratio
Class I	$1,000.00	$1,090.00	$5.09	.98%
Class S	$1,000.00	$1,088.70	$6.49	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.99	$4.92	.98%
Class S	$1,000.00	$1,018.65	$6.27	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Mid Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.2%)
Aerospace & Defense (3.0%)
75,000	BE Aerospace, Inc.	$3,274,500	*
81,250	HEICO Corp.	3,211,000
20,000	Precision Castparts Corp.	3,289,800
		9,775,300
Auto Components (1.0%)
21,500	BorgWarner, Inc.	1,410,185	*
80,000	Gentex Corp.	1,669,600
		3,079,785
Beverages (0.5%)
26,500	Beam, Inc.	1,655,985
Biotechnology (3.6%)
72,500	Alexion Pharmaceuticals, Inc.	7,199,250	*
60,000	Cepheid, Inc.	2,685,000	*
42,500	Cubist Pharmaceuticals, Inc.	1,611,175	*
		11,495,425
Building Products (0.6%)
90,000	Fortune Brands Home & Security, Inc.	2,004,300	*
Capital Markets (1.9%)
37,900	Affiliated Managers Group, Inc.	4,148,155	*
60,000	Raymond James Financial, Inc.	2,054,400
		6,202,555
Chemicals (3.2%)
60,000	Airgas, Inc.	5,040,600
47,500	Ashland, Inc.	3,292,225
27,300	Sigma-Aldrich Corp.	2,018,289
		10,351,114
Commercial Services & Supplies (2.0%)
70,000	Stericycle, Inc.	6,416,900	*
Communications Equipment (1.2%)
26,500	F5 Networks, Inc.	2,638,340	*
75,000	Finisar Corp.	1,122,000	*
		3,760,340
Containers & Packaging (0.5%)
32,500	Rock-Tenn Co. Class A	1,772,875
Diversified Financial Services (1.2%)
29,400	IntercontinentalExchange, Inc.	3,997,812	*

NUMBER OF SHARES		VALUE†
Diversified Telecommunication Services (0.4%)
47,500	tw telecom, Inc.	$1,218,850	*
Electrical Equipment (3.9%)
100,900	AMETEK, Inc.	5,035,919
51,500	Roper Industries, Inc.	5,076,870
100,000	Sensata Technologies Holding NV	2,678,000	*
		12,790,789
Electronic Equipment, Instruments & Components (2.0%)
50,000	National Instruments Corp.	1,343,000
110,500	Trimble Navigation Ltd.	5,084,105	*
		6,427,105
Energy Equipment & Services (3.0%)
35,000	Cameron International Corp.	1,494,850	*
26,000	Core Laboratories NV	3,013,400
30,000	Oceaneering International, Inc.	1,435,800
57,500	Oil States International, Inc.	3,806,500	*
		9,750,550
Food & Staples Retailing (1.7%)
27,500	PriceSmart, Inc.	1,856,525
36,800	Whole Foods Market, Inc.	3,507,776
		5,364,301
Food Products (1.1%)
45,000	Mead Johnson Nutrition Co.	3,622,950
Health Care Equipment & Supplies (3.6%)
25,000	Edwards Lifesciences Corp.	2,582,500	*
6,000	Intuitive Surgical, Inc.	3,322,740	*
30,000	MAKO Surgical Corp.	768,300	*
60,000	Masimo Corp.	1,342,800	*
50,000	NxStage Medical, Inc.	838,000	*
100,000	Volcano Corp.	2,865,000	*
		11,719,340
Health Care Providers & Services (3.7%)
55,000	Catalyst Health Solutions, Inc.	5,139,200	*
32,000	DaVita, Inc.	3,142,720	*
114,500	HMS Holdings Corp.	3,813,995	*
		12,095,915
Health Care Technology (3.0%)
75,000	Cerner Corp.	6,199,500	*
35,000	SXC Health Solutions Corp.	3,472,350	*
		9,671,850

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (1.6%)
8,000	Chipotle Mexican Grill, Inc.	$3,039,600	*
40,000	Starwood Hotels & Resorts Worldwide, Inc.	2,121,600
		5,161,200
Household Products (1.2%)
70,000	Church & Dwight Co., Inc.	3,882,900
Internet Software & Services (1.9%)
50,000	Liquidity Services, Inc.	2,559,500	*
80,000	Rackspace Hosting, Inc.	3,515,200	*
		6,074,700
IT Services (3.0%)
27,500	Alliance Data Systems Corp.	3,712,500	*
52,500	Cognizant Technology Solutions Corp. Class A	3,150,000	*
90,000	VeriFone Systems, Inc.	2,978,100	*
		9,840,600
Life Sciences Tools & Services (0.4%)
32,500	Illumina, Inc.	1,312,675	*
Machinery (3.2%)
16,000	Cummins, Inc.	1,550,560
120,000	Donaldson Co., Inc.	4,004,400
24,000	Joy Global, Inc.	1,361,520
65,000	Pall Corp.	3,562,650
		10,479,130
Media (1.4%)
65,000	AMC Networks, Inc. Class A	2,310,750	*
40,000	Discovery Communications, Inc. Class A	2,160,000	*
		4,470,750
Multiline Retail (2.2%)
130,000	Dollar Tree, Inc.	6,994,000	*
Oil, Gas & Consumable Fuels (3.5%)
105,000	Cabot Oil & Gas Corp.	4,137,000
35,000	Concho Resources, Inc.	2,979,200	*
125,000	Denbury Resources, Inc.	1,888,750	*
47,500	SM Energy Co.	2,332,725
		11,337,675
Pharmaceuticals (2.7%)
41,500	Medicis Pharmaceutical Corp. Class A	1,417,225
36,000	Perrigo Co.	4,245,480
55,000	Salix Pharmaceuticals Ltd.	2,994,200	*
		8,656,905

NUMBER OF SHARES		VALUE†
Professional Services (2.2%)
45,000	Advisory Board Co.	$2,231,550	*
96,100	Verisk Analytics, Inc. Class A	4,733,886	*
		6,965,436
Real Estate Management & Development (1.0%)
47,500	Jones Lang LaSalle, Inc.	3,342,575
Road & Rail (2.4%)
21,500	Canadian Pacific Railway Ltd.	1,575,090
75,000	J.B. Hunt Transport Services, Inc.	4,470,000
26,000	Kansas City Southern	1,808,560
		7,853,650
Semiconductors & Semiconductor Equipment (3.4%)
80,000	Altera Corp.	2,707,200
140,300	Avago Technologies Ltd.	5,036,770
60,000	Cavium, Inc.	1,680,000	*
50,000	Microchip Technology, Inc.	1,654,000
		11,077,970
Software (9.5%)
65,000	ANSYS, Inc.	4,102,150	*
36,500	Ariba, Inc.	1,633,740	*
70,000	Aspen Technology, Inc.	1,620,500	*
57,600	Check Point Software Technologies Ltd.	2,856,384	*
52,800	Citrix Systems, Inc.	4,432,032	*
12,000	Concur Technologies, Inc.	817,200	*
65,000	Informatica Corp.	2,753,400	*
65,000	MICROS Systems, Inc.	3,328,000	*
100,000	QLIK Technologies, Inc.	2,212,000	*
60,000	Red Hat, Inc.	3,388,800	*
20,000	Salesforce.com, Inc.	2,765,200	*
9,500	Ultimate Software Group, Inc.	846,640	*
		30,756,046
Specialty Retail (8.0%)
55,000	Bed Bath & Beyond, Inc.	3,399,000	*
86,700	Dick's Sporting Goods, Inc.	4,161,600
42,500	DSW, Inc. Class A	2,312,000
53,900	O'Reilly Automotive, Inc.	4,515,203	*
105,600	Ross Stores, Inc.	6,596,832
40,000	Tractor Supply Co.	3,322,400
60,000	Urban Outfitters, Inc.	1,655,400	*
		25,962,435
Textiles, Apparel & Luxury Goods (2.8%)
50,000	Coach, Inc.	2,924,000
42,500	PVH Corp.	3,306,075
60,000	Vera Bradley, Inc.	1,264,800	*
37,500	Warnaco Group, Inc.	1,596,750	*
		9,091,625

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (2.5%)
135,000	Fastenal Co.	$5,441,850
39,200	MSC Industrial Direct Co., Inc. Class A	2,569,560
		8,011,410
Wireless Telecommunication Services (3.2%)
65,000	Crown Castle International Corp.	3,812,900	*
117,100	SBA Communications Corp. Class A	6,680,555	*
		10,493,455
	Total Common Stocks (Cost $211,819,147)	314,939,178
Short-Term Investments (2.7%)
8,793,653	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,793,653)	8,793,653
	Total Investments (99.9%) (Cost $220,612,800)	323,732,831	##
	Cash, receivables and other assets, less liabilities (0.1%)	277,451
	Total Net Assets (100.0%)	$324,010,282

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

9

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$314,939,178	$—	$—	$314,939,178
Short-Term Investments	—	8,793,653	—	8,793,653
Total Investments	$314,939,178	$8,793,653	$—	$323,732,831

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $221,213,418. Gross unrealized appreciation of investments was $109,795,703 and gross unrealized depreciation of investments was $7,276,290, resulting in net unrealized appreciation of $102,519,413, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$323,732,831
Dividends and interest receivable	58,463
Receivable for securities sold	423,990
Receivable for Fund shares sold	164,912
Prepaid expenses and other assets	14,264
Total Assets	324,394,460
Liabilities
Payable for Fund shares redeemed	23,769
Payable to investment manager (Note B)	142,217
Payable to administrator—net (Note B)	98,560
Accrued expenses and other payables	119,632
Total Liabilities	384,178
Net Assets at value	$324,010,282
Net Assets consist of:
Paid-in capital	$250,338,189
Undistributed net investment income (loss)	(978,216)
Accumulated net realized gains (losses) on investments	(28,469,724)
Net unrealized appreciation (depreciation) in value of investments	103,120,033
Net Assets at value	$324,010,282
Net Assets
Class I	$239,825,934
Class S	84,184,348
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	7,985,772
Class S	2,870,585
Net Asset Value, offering and redemption price per share
Class I	$30.03
Class S	29.33
* Cost of Investments	$220,612,800

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$730,482
Interest income—unaffiliated issuers	4,943
Foreign taxes withheld	(3,964)
Total income	$731,461
Expenses:
Investment management fees (Note B)	891,880
Administration fees (Note B):
Class I	373,811
Class S	118,075
Distribution fees (Note B):
Class S	98,396
Audit fees	20,854
Custodian fees (Note A)	52,894
Insurance expense	8,881
Legal fees	73,465
Reimbursement of expenses previously assumed by Management (Note B)	8,959
Shareholder reports	28,590
Trustees' fees and expenses	26,797
Miscellaneous	7,080
Total expenses	1,709,682
Expenses reduced by custodian fee expense offset arrangement (Note A)	(5)
Total net expenses	1,709,677
Net investment income (loss)	$(978,216)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,858,225
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	14,240,033
Foreign currency	2
Net gain (loss) on investments	28,098,260
Net increase (decrease) in net assets resulting from operations	$27,120,044

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(978,216)	$(1,857,518)
Net realized gain (loss) on investments	13,858,225	40,544,868
Change in net unrealized appreciation (depreciation) of investments	14,240,035	(37,234,254)
Net increase (decrease) in net assets resulting from operations	27,120,044	1,453,096
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,899,284	13,672,447
Class S	17,219,775	16,391,288
Payments for shares redeemed:
Class I	(23,638,411)	(48,218,175)
Class S	(3,030,919)	(11,075,136)
Net increase (decrease) from Fund share transactions	(550,271)	(29,229,576)
Net Increase (Decrease) in Net Assets	26,569,773	(27,776,480)
Net Assets:
Beginning of period	297,440,509	325,216,989
End of period	$324,010,282	$297,440,509
Undistributed net investment income (loss) at end of period	$(978,216)	$—

See Notes to Financial Statements

13

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $29,044.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for net operating losses and non-taxable dividend adjustments to income were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,937,514)	$1,857,518	$79,996

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$88,268,569	$(41,716,520)	$—	$46,552,049

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards and return of capital adjustments for securities sold.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment	Post-Enactment (No Expiration Date)
Expiring in: 2017	Long-Term	Short-Term
$41,716,520	$—	$—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $39,993,273.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

15

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11   Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $5.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

16

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2012
Class I	1.00%	12/31/15	$—
Class S	1.25%	12/31/15	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, the Fund's Class S shares reimbursed Management $8,959, under its contractual expense limitation. At June 30, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2013	2014	Total
Class S	$4,770	$4,506	$9,276

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and

17

began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $61,222,429 and $67,675,150, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

For the Six Months Ended June 30, 2012

	Shares Sold	Shares Redeemed	Total
Class I	300,565	(780,269)	(479,704)
Class S	588,931	(101,544)	487,387

For the Year Ended December 31, 2011

	Shares Sold	Shares Redeemed	Total
Class I	478,220	(1,714,503)	(1,236,283)
Class S	587,530	(408,330)	179,200

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$27.55		$27.42	$21.25	$16.14	$28.50	$23.26
Income From Investment Operations:
Net Investment Income (Loss)‡	(.08)		(.15)	(.11)	(.03)	(.12)	(.05)
Net Gains or Losses on Securities (both realized and unrealized)	2.56		.28	6.28	5.14	(12.24)	5.29
Total From Investment Operations	2.48		.13	6.17	5.11	(12.36)	5.24
Net Asset Value, End of Period	$30.03		$27.55	$27.42	$21.25	$16.14	$28.50
Total Return††	9.00	%**	.47%	29.04%	31.66%	(43.37)%	22.53%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$239.8		$233.2	$266.0	$234.1	$345.1	$819.0
Ratio of Gross Expenses to Average Net Assets#	.98	%*	1.01%	1.02%	1.01%	.92%	.88%
Ratio of Net Expenses to Average Net Assets§	.98	%*	1.01%	1.02%	1.01%	.92%	.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.53	)%*	(.54)%	(.49)%	(.16)%	(.51)%	(.20)%
Portfolio Turnover Rate	19	%**	35%	46%	67%	62%	56%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$26.94		$26.87	$20.87	$15.89	$28.13	$23.02
Income From Investment Operations:
Net Investment Income (Loss)‡	(.12)		(.21)	(.16)	(.08)	(.17)	(.12)
Net Gains or Losses on Securities (both realized and unrealized)	2.51		.28	6.16	5.06	(12.07)	5.23
Total From Investment Operations	2.39		.07	6.00	4.98	(12.24)	5.11
Net Asset Value, End of Period	$29.33		$26.94	$26.87	$20.87	$15.89	$28.13
Total Return††	8.87	%**	.26%	28.75%	31.34%	(43.51)%	22.20%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$84.2		$64.2	$59.2	$43.2	$38.7	$68.9
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.26%	1.27%	1.27%	1.17%	1.13%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.25%	1.17%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.80	)%*	(.78)%	(.73)%	(.44)%	(.77)%	(.47)%
Portfolio Turnover Rate	19	%**	35%	46%	67%	62%	56%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Mid Cap Growth Portfolio Class I	.98%	1.01%	1.02%	1.01%	.92%	.88%
Mid Cap Growth Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.18%	1.14%

After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Six Months Ended June 30, 2012
Mid Cap Growth Portfolio Class S	1.23%

*  Annualized.

**  Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust
Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2012

C0244 08/12

Mid Cap Intrinsic Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Intrinsic Value Portfolio (formerly Neuberger Berman AMT Regency Portfolio) Class I generated a 7.01% total return for the six months ended June 30, 2012, but underperformed its benchmark, the Russell Midcap® Value Index, which returned 7.78% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

The bull market that started in the fourth quarter of 2011 continued into 2012, with the broad market averages up around 30% from the October lows at the end of the first calendar quarter. The first quarter rally was fueled by better economic data in the U.S., the second round of the European Central Bank's (ECB) Long Term Refunding Operation (LTRO), and a short-term solution to the Greek sovereign debt issue. Investor sentiment turned negative for most of the second quarter with continued financial turmoil in Europe and a slowdown in global economic growth. The market continued with its risk-on/risk-off investor sentiment and volatility increased. While stocks were down significantly in April and May, they rallied in June on hopes that the Federal Reserve and the ECB would once again step in with increased liquidity.

After outperforming the benchmark in the first quarter, the Portfolio underperformed during the second quarter, which resulted in slight underperformance for the first half of the year. In general, we attribute the underperformance during the second quarter to investor disdain for companies in contrarian/turnaround situations, of which we own many in the Portfolio. In fact, despite several of these companies selling at compelling valuations and very large discounts to our estimates of intrinsic value, these stocks declined more than the market during the downdrafts. In many cases, we have used the market volatility to add to positions where the investment case is still intact.

While the macroeconomic environment remains challenging, Portfolio valuations, in our opinion, are favorable. We continue to hold and identify companies selling at substantial discounts to our intrinsic value estimates. Additionally, we have been emphasizing companies that generate substantial free cash flow that is being shared with stockholders through share repurchase programs and dividend payments. We also continue to purchase stock of franchise companies where we feel transitory, short-term negative issues are putting pressure on the stock and are already appropriately factored into the price. While we believe we are identifying attractive investment opportunities, recently we have seen macroeconomic and geopolitical forces creating a high degree of correlation among stocks, thus negating our stock selection.

In the first half of the year, the Portfolio benefitted most from individual stocks where strategic events were announced. Our top three performers were all involved in corporate restructuring activity. Sunoco accepted an offer to sell the company at a premium to Energy Transfer Partners; Constellation Brands agreed to acquire the remaining 50% of Crown Imports, which is highly accretive; and Corrections Corp. announced it was exploring creating a REIT structure. In addition, Avon, which we sold, benefited from an unsolicited takeover offer from Coty, Inc., and BMC Software's stock reacted favorably to the news that Elliott Management, an activist investor, is pressuring management to sell the company.

Detracting from performance was our underweight in Financial Services (despite positive contributions from most of our holdings in this sector) and the significant price pressure that was placed on our Producer Durables holdings, where in several cases (e.g., Navistar International, our top detractor, Brink's, Akzo Nobel, ITT and KBR) stock-specific issues surfaced. A few of our contrarian Consumer names, including Safeway and Staples (two of our leading underperformers from this sector), as well as Best Buy, came under pressure despite what we view as compelling valuation levels. Additionally, overseas sales and the perceived risks of recessions abroad hurt our Technology stock Freescale Semiconductor, another significant detractor which was eliminated from the Porfolio.

As stocks moved up during the first quarter, we actively attempted to improve the Portfolio's risk/reward characteristics. We eliminated positions such as Nuance, Seaspan, Air Products, Torchmark and Advance Auto Parts, as they approached our intrinsic value estimates. We also eliminated Wendy's, where the investment thesis changed. We initiated new positions which are diversified across several different industries. These purchases included BankUnited, BMC Software, Cardinal Health and Staples.

1

In the second quarter we initiated several new positions including Willis Group (a major insurance broker with takeover possibilities), Lear Corp. (a leading global supplier of automotive seating and electrical distribution systems) and Cameron International (a leading manufacturer of oil and gas industry equipment). On the sell side, we eliminated positions in Avon Products, Dresser-Rand Group Inc., and Freescale Semiconductor.

As we begin the second half of the year, considerable uncertainty remains including the fiscal cliff in the U.S., the forthcoming U.S. presidential election and general gridlock in Washington, a decelerating profit growth outlook, financial instability and turmoil in Europe, and a slowdown in economic growth in China. While this macro economic backdrop is concerning, Portfolio valuations remain very attractive and discount a large part of this uncertainty, in our opinion. We strongly believe that over time the true value of an enterprise gets reflected in its stock price and that volatility in the market creates opportunity for value investors. We continue to feel that our cash-generating franchises are selling at material discounts to our estimates of intrinsic value. As a result, we think the Portfolio is positioned to benefit when the macro environment improves.

We look forward to continuing to serve your investment needs.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Mid Cap Intrinsic Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.2%
Consumer Staples	8.7
Energy	5.8
Financial Services	16.9
Health Care	10.7
Producer Durables	26.2
Technology	10.0
Utilities	6.1
Short-Term Investments	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	7.01%	–5.48%	–1.08%	6.65%	6.14%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	6.94%	–5.68%	–1.28%	6.50%	6.00%
Russell Midcap® Value Index3		7.78%	–0.37%	–0.13%	8.17%	7.80%
Russell Midcap® Index3		7.97%	–1.65%	1.06%	8.45%	7.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 1.07% and 1.33% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12	Expense Ratio
Class I	$1,000.00	$1,070.10	$5.51	1.07%
Class S	$1,000.00	$1,069.40	$6.43	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.54	$5.37	1.07%
Class S	$1,000.00	$1,018.65	$6.27	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.6%)
Aerospace & Defense (4.6%)
45,900	General Dynamics Corp.	$3,027,564
51,400	Rockwell Collins, Inc.	2,536,590
		5,564,154
Auto Components (1.0%)
30,300	Lear Corp.	1,143,219
Beverages (3.0%)
131,900	Constellation Brands, Inc. Class A	3,569,214	*
Capital Markets (2.2%)
60,200	State Street Corp.	2,687,328
Chemicals (2.2%)
170,700	Akzo Nobel NV ADR	2,673,162
Commercial Banks (4.5%)
52,800	BB&T Corp.	1,628,880
53,400	Comerica, Inc.	1,639,914
335,200	Huntington Bancshares, Inc.	2,145,280
		5,414,074
Commercial Services & Supplies (10.4%)
98,900	Avery Dennison Corp.	2,703,926
95,400	Brink`s Co.	2,211,372
89,700	Corrections Corporation of America	2,641,665
139,500	Covanta Holding Corp.	2,392,425
93,100	Republic Services, Inc.	2,463,426
		12,412,814
Communications Equipment (2.2%)
55,000	Motorola Solutions, Inc.	2,646,050
Construction & Engineering (1.9%)
94,400	KBR, Inc.	2,332,624
Electric Utilities (2.0%)
134,100	NV Energy, Inc.	2,357,478
Electronic Equipment, Instruments & Components (2.5%)
27,000	Dolby Laboratories, Inc. Class A	1,115,100	*
294,300	Flextronics International Ltd.	1,824,660	*
		2,939,760

NUMBER OF SHARES		VALUE†
Energy Equipment & Services (1.4%)
38,300	Cameron International Corp.	$1,635,793	*
Food & Staples Retailing (5.7%)
64,600	CVS Caremark Corp.	3,018,758
210,200	Safeway, Inc.	3,815,130
		6,833,888
Health Care Equipment & Supplies (5.3%)
49,800	Covidien PLC	2,664,300
57,100	Zimmer Holdings, Inc.	3,674,956
		6,339,256
Health Care Providers & Services (3.0%)
42,100	Cardinal Health, Inc.	1,768,200
60,100	Omnicare, Inc.	1,876,923
		3,645,123
Hotels, Restaurants & Leisure (1.0%)
23,500	Wyndham Worldwide Corp.	1,239,390
Industrial Conglomerates (2.6%)
58,800	Tyco International Ltd.	3,107,580
Insurance (1.6%)
53,000	Willis Group Holdings PLC	1,933,970
IT Services (6.3%)
80,300	Amdocs Ltd.	2,386,516	*
72,600	Fidelity National Information Services, Inc.	2,474,208
160,300	Western Union Co.	2,699,452
		7,560,176
Machinery (4.4%)
39,500	Ingersoll-Rand PLC	1,666,110
108,300	ITT Corp.	1,906,080
61,500	Navistar International Corp.	1,744,755	*
		5,316,945
Media (4.6%)
182,900	Cablevision Systems Corp. Class A	2,430,741
125,100	Virgin Media, Inc.	3,051,189
		5,481,930
Metals & Mining (0.6%)
48,378	SunCoke Energy, Inc.	708,738	*

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Multi-Utilities (4.1%)
114,000	CenterPoint Energy, Inc.	$2,356,380
37,000	Sempra Energy	2,548,560
		4,904,940
Multiline Retail (1.9%)
48,900	Kohl's Corp.	2,224,461
Oil, Gas & Consumable Fuels (3.8%)
93,200	Southwestern Energy Co.	2,975,876	*
33,700	Sunoco, Inc.	1,600,750
		4,576,626
Pharmaceuticals (2.4%)
81,600	Hospira, Inc.	2,854,368	*
Real Estate Investment Trusts (1.2%)
67,500	Starwood Property Trust, Inc.	1,438,425
Software (3.4%)
39,400	BMC Software, Inc.	1,681,592	*
163,200	Symantec Corp.	2,384,352	*
		4,065,944
Specialty Retail (6.8%)
152,800	Best Buy Co., Inc.	3,202,688
176,900	Chico's FAS, Inc.	2,625,196
175,800	Staples, Inc.	2,294,190
		8,122,074
Thrifts & Mortgage Finance (3.0%)
57,900	BankUnited, Inc.	1,365,282
195,900	People's United Financial, Inc.	2,274,398
		3,639,680
	Total Common Stocks (Cost $112,305,303)	119,369,184
Short-Term Investments (0.4%)
488,947	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $488,947)	488,947
	Total Investments (100.0%) (Cost $112,794,250)	119,858,131	##
	Cash, receivables and other assets, less liabilities (0.0%)	48,515
	Total Net Assets (100.0%)	$119,906,646

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Intrinsic

Value Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (formerly, Regency Portfolio) (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Intrinsic

Value Portfolio (Unaudited) (cont'd)

currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$119,369,184	$—	$—	$119,369,184
Short-Term Investments	—	488,947	—	488,947
Total Investments	$119,369,184	$488,947	$—	$119,858,131

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $112,815,853. Gross unrealized appreciation of investments was $12,191,405 and gross unrealized depreciation of investments was $5,149,127, resulting in net unrealized appreciation of $7,042,278, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$119,858,131
Dividends and interest receivable	280,954
Receivable for Fund shares sold	25,764
Prepaid expenses and other assets	4,458
Total Assets	120,169,307
Liabilities
Payable for Fund shares redeemed	98,990
Payable to investment manager (Note B)	52,316
Payable to administrator—net (Note B)	38,701
Accrued expenses and other payables	72,654
Total Liabilities	262,661
Net Assets at value	$119,906,646
Net Assets consist of:
Paid-in capital	$122,265,410
Undistributed net investment income (loss)	1,153,880
Accumulated net realized gains (losses) on investments	(10,576,525)
Net unrealized appreciation (depreciation) in value of investments	7,063,881
Net Assets at value	$119,906,646
Net Assets
Class I	$67,948,356
Class S	51,958,290
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,453,126
Class S	3,153,120
Net Asset Value, offering and redemption price per share
Class I	$15.26
Class S	16.48
*Cost of Investments	$112,794,250

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,280,400
Interest income—unaffiliated issuers	1,824
Foreign taxes withheld	(13,724)
Total income	$1,268,500
Expenses:
Investment management fees (Note B)	345,092
Administration fees (Note B):
Class I	106,594
Class S	81,638
Distribution fees (Note B):
Class S	68,032
Audit fees	20,854
Custodian fees (Note A)	27,309
Insurance expense	5,827
Legal fees	32,331
Shareholder reports	19,518
Trustees' fees and expenses	26,616
Miscellaneous	3,056
Total expenses	736,867
Expenses reimbursed by Management (Note B)	(17,928)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(15)
Total net expenses	718,924
Net investment income (loss)	$549,576
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,091,968
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	5,071,315
Net gain (loss) on investments	8,163,283
Net increase (decrease) in net assets resulting from operations	$8,712,859

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$549,576	$620,133
Net realized gain (loss) on investments	3,091,968	50,071,971
Change in net unrealized appreciation (depreciation) of investments	5,071,315	(56,616,746)
Net increase (decrease) in net assets resulting from operations	8,712,859	(5,924,642)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(495,806)
Class S	—	(233,831)
Total distributions to shareholders	—	(729,637)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	1,960,423	9,740,700
Class S	2,033,963	11,448,964
Proceeds from reinvestment of dividends and distributions:
Class I	—	495,806
Class S	—	233,831
Payments for shares redeemed:
Class I	(8,972,599)	(71,547,917)
Class S	(9,029,927)	(15,624,875)
Net increase (decrease) from Fund share transactions	(14,008,140)	(65,253,491)
Net Increase (Decrease) in Net Assets	(5,295,281)	(71,907,770)
Net Assets:
Beginning of period	125,201,927	197,109,697
End of period	$119,906,646	$125,201,927
Undistributed net investment income (loss) at end of period	$1,153,880	$604,304

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $5,371.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

13

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and return of capital non-taxable dividend adjustments to income were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$37,878	$(37,878)

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010
$729,637	$1,086,457	$—	$—	$729,637	$1,086,457

As of December 31, 2011, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$604,304	$30,612,792	$1,970,963	$(44,259,682)	$—	$(11,071,623)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards, and non-real estate investment trusts return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment	Post-Enactment (No Expiration Date)
Expiring in: 2017	Long-Term	Short-Term
$44,259,682	$—	$—

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $15,451,623.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and/or return of capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2011, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At June 30, 2012, the Fund estimated these amounts for the period January 1, 2012 to June 30, 2012 within the financial statements since the 2012 information is not available from the REITs until after the Fund's fiscal period. For the year ended December 31, 2011, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at the time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience, it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $15.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes,

16

brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2012
Class I	1.50%	12/31/15	$—
Class S	1.25%	12/31/20	17,928

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2012	2013	2014	2015	Total
Class S	$32,214	$31,454	$41,438	$17,928	$123,034

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $22,136,758 and $28,479,370, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

17

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

For the Six Months Ended June 30, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	129,447	—	(587,730)	(458,283)
Class S	123,431	—	(550,880)	(427,449)

For the Year Ended December 31, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	632,083	36,296	(4,520,876)	(3,852,497)
Class S	736,152	15,821	(941,055)	(189,082)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$14.26		$15.36	$12.26	$8.60	$16.23	$16.21
Income From Investment Operations:
Net Investment Income (Loss)‡	.07		.06	.07	.07	.10	.17
Net Gains or Losses on Securities (both realized and unrealized)	.93		(1.06)	3.13	3.93	(7.53)	.39
Total From Investment Operations	1.00		(1.00)	3.20	4.00	(7.43)	.56
Less Distributions From:
Net Investment Income	—		(.10)	(.10)	(.18)	(.17)	(.08)
Net Capital Gains	—		—	—	(.16)	(.03)	(.46)
Total Distributions	—		(.10)	(.10)	(.34)	(.20)	(.54)
Net Asset Value, End of Period	$15.26		$14.26	$15.36	$12.26	$8.60	$16.23
Total Return††	7.01	%**	(6.50)%	26.18%	46.56%	(45.82)%	3.30%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$67.9		$70.0	$134.6	$86.1	$74.8	$217.3
Ratio of Gross Expenses to Average Net Assets#	1.07	%*	1.07%	1.06%	1.06%	.96%	.93%
Ratio of Net Expenses to Average Net Assets§	1.07	%*	1.07%	1.06%	1.06%	.96%	.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	.96	%*	.42%	.54%	.67%	.76%	1.03%
Portfolio Turnover Rate	18	%**	95%	39%	51%	66%	58%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$15.41		$16.59	$13.21	$9.22	$17.37	$17.35
Income From Investment Operations:
Net Investment Income (Loss)‡	.06		.05	.04	.06	.08	.14
Net Gains or Losses on Securities (both realized and unrealized)	1.01		(1.16)	3.39	4.20	(8.06)	.41
Total From Investment Operations	1.07		(1.11)	3.43	4.26	(7.98)	.55
Less Distributions From:
Net Investment Income	—		(.07)	(.05)	(.11)	(.14)	(.07)
Net Capital Gains	—		—	—	(.16)	(.03)	(.46)
Total Distributions	—		(.07)	(.05)	(.27)	(.17)	(.53)
Net Asset Value, End of Period	$16.48		$15.41	$16.59	$13.21	$9.22	$17.37
Total Return††	6.94	%**	(6.70)%	25.99%	46.16%	(45.95)%	3.05%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$52.0		$55.2	$62.5	$57.8	$119.7	$151.3
Ratio of Gross Expenses to Average Net Assets#	1.32	%*	1.32%	1.30%	1.29%	1.22%	1.18%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.25%	1.22%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	.77	%*	.32%	.30%	.61%	.58%	.80%
Portfolio Turnover Rate	18	%**	95%	39%	51%	66%	58%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Mid Cap Intrinsic Value Portfolio Class I	1.07%	1.07%	1.06%	1.06%	.97%	.93%
Mid Cap Intrinsic Value Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.23%	1.19%

*  Annualized.

**  Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust
Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2012

B0374 08/12

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio Class I posted a 2.69% return for the six months ended June 30, 2012 and outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.58% for the same period.

There was a significant shift in investor sentiment during the six-month reporting period. Investors who assumed greater risk were generally rewarded during the first half of the period. While the global financial markets in 2011 were often driven by macro concerns and bouts of extreme risk aversion, investor risk appetite was typically robust over the first three months of 2012. Triggering the change was overall positive economic data. In addition, fears of contagion from the European sovereign debt crisis were put on the back burner for the time being.

Risk aversion was then elevated during much of the second half of the reporting period. In particular, investor sentiment was negative in April and May, given renewed fears of contagion from Europe, signs that U.S. economic growth was decelerating and concerns that China's economy may experience a hard landing. Risk appetite then returned in June due to some progress in addressing the European debt crisis and expectations that the Federal Reserve Board may take additional actions to support the economy. All told, non-Treasuries generated positive absolute returns during the six-month period and typically outperformed equal-duration Treasuries.

Throughout the reporting period, the Portfolio maintained an overweight, relative to the benchmark, to non-Treasuries. While this was detrimental during periods of increased risk aversion, overall it was positive for performance. In particular, the Portfolio's allocations to non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities and investment grade corporate bonds were rewarded. Demand for these sectors was generally solid as investors looked to generate incremental yield. In addition, our defensive duration posture was a positive, as short-term rates moved higher during the six-month period. There were no meaningful detractors from performance during the reporting period.

A number of adjustments were made to the Portfolio during the reporting period. For our investment grade corporate bond allocation, we participated in the new issue market and emphasized higher-quality industrial securities. Within the investment grade corporate bond sector, we pared our exposure to some higher beta (risk) holdings to reduce the Portfolio's overall risk exposure. We added to the Portfolio's Treasury exposure. Elsewhere, our allocation to agency Federal Deposit Insurance Corporation (FDIC) insured paper was eliminated as these short-term instruments matured.

Treasury futures were used during a portion of the period to assist in managing our duration positioning. We closed this position in February 2012 and it did not have a meaningful impact on performance.

Despite recent deceleration in economic data, we feel the U.S. economy has enough momentum to continue growing. While the pace of the expansion may be disappointing, we believe that growth in the U.S. will continue to exceed most other developed countries. Given still elevated unemployment and potential contagion from Europe, we anticipate the Fed will be true to its word and provide further policy accommodation if necessary.

Looking at the fixed income market, periods of volatility are likely during the second half of the year. However, given our anticipation of ongoing economic growth and benign inflation, our current view is that demand for the spread sectors will generally remain solid as investors search for yield in an extremely low interest rate environment.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

1

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.4%
Corporate Debt Securities	37.5
Mortgage-Backed Securities	35.3
U.S. Treasury Securities	12.2
Short-Term Investments	2.6
Liabilities, less cash, receivables and other assets	(1.0)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Short Duration Bond Portfolio Class I	09/10/1984	2.69%	1.80%	1.78%	2.30%	5.54%
Barclays 1-3 Year U.S. Government/ Credit Index2		0.58%	1.12%	3.67%	3.43%	6.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 0.82% for Class I shares (before expense reimbursements and/or fee waivers, if any).

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12
Class I	$1,000.00	$1,026.90	$4.03
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.89	$4.02

*  Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Short Duration Bond Portfolio (Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (12.2%)
$6,875,000	U.S. Treasury Notes, 0.38%, due 8/31/12	$6,877,956
17,180,000	U.S. Treasury Notes, 2.13%, due 11/30/14	17,903,433
4,990,000	U.S. Treasury Notes, 1.25%, due 8/31/15	5,114,361
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $29,890,192)	29,895,750
Mortgage-Backed Securities (35.3%)
Adjustable Alt-B Mixed Balance (0.4%)
1,159,470	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.75%, due 7/25/35	929,085	µ
Adjustable Jumbo Balance (1.9%)
3,257,046	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 3.09%, due 4/19/36	2,239,874	µ
2,531,366	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.55%, due 12/25/34	2,519,213	µ
		4,759,087
Adjustable Mixed Balance (2.3%)
3,144,024	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.87%, due 9/20/36	1,561,637	µ
2,016,229	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 3.02%, due 5/25/34	1,712,584	µ
2,568,753	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.62%, due 11/25/35	1,909,572	µ
518,516	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.36%, due 6/19/34	428,294	µ
		5,612,087
Commercial Mortgage-Backed (20.6%)
5,736,164	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	5,803,948
2,449,286	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	2,508,862	µ
569,694	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	583,730	µ
4,650,000	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	4,671,771
2,496,934	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	2,579,682
4,451,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	4,490,733	ñ
4,225,000	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.02%, due 7/15/37	4,388,001	µ
2,648,895	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	2,715,681	ñ
4,860,235	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	4,977,503
1,999,000	Prudential Commercial Mortgage Trust, Ser. 2003-PWR1, Class A2, 4.49%, due 2/11/36	2,031,482
7,250,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	7,445,025
1,151,298	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C7, Class A1, 4.24%, due 10/15/35	1,159,533	ñ
4,190,224	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.29%, due 12/15/44	4,195,026	µ
2,967,288	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	3,029,311	ñ
		50,580,288
Mortgage-Backed Non-Agency (1.9%)
1,080,400	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	1,117,938	ñ
2,771,164	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,886,547	ñ
565,434	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	606,236	ñ
		4,610,721

See Notes to Schedule of Investments

5

PRINCIPAL AMOUNT		VALUE†
Fannie Mae (5.7%)
$757,441	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.47%, due 9/26/33	$746,757	µ
6,160,169	Pass-Through Certificates, 5.00%, due 10/1/35	6,699,288
6,135,018	Pass-Through Certificates, 4.50%, due 5/1/41	6,602,846
		14,048,891
Freddie Mac (2.5%)
9,077	Pass-Through Certificates, 10.00%, due 4/1/20	9,107
5,619,799	Pass-Through Certificates, 4.50%, due 11/1/39	6,004,434
		6,013,541
	Total Mortgage-Backed Securities (Cost $90,497,307)	86,553,700
Corporate Debt Securities (37.5%)
Aerospace & Defense (0.2%)
445,000	United Technologies Corp., Senior Unsecured Notes, 1.20%, due 6/1/15	450,178
Auto Manufacturers (1.7%)
2,215,000	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	2,223,705	ñ
1,980,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	1,982,344
		4,206,049
Banks (11.4%)
3,130,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	3,129,618
4,250,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.25%, due 10/15/13	4,419,643
6,300,000	JPMorgan Chase & Co., Unsecured Medium-Term Notes, 1.88%, due 3/20/15	6,295,130
2,975,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	3,083,671
4,875,000	Wells Fargo & Co., Senior Notes, 1.50%, due 7/1/15	4,878,686
6,000,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	6,059,142
		27,865,890
Beverages (1.6%)
3,350,000	Anheuser-Busch Cos., LLC, Guaranteed Unsecured Notes, 4.95%, due 1/15/14	3,531,952
475,000	Anheuser-Busch Inbev Worldwide, Inc., Guaranteed Notes, 1.50%, due 7/14/14	481,512
		4,013,464
Commercial Services (0.7%)
1,760,000	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	1,770,565	ñ
Computers (2.1%)
5,050,000	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	5,074,245
Diversified Financial Services (8.4%)
4,240,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	4,416,766
2,165,000	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	2,199,874
875,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	882,592
6,500,000	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	7,060,592
1,900,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	1,902,134
4,075,000	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	4,097,412
		20,559,370
Food (0.3%)
660,000	Kraft Foods Group, Inc., Guaranteed Notes, 1.63%, due 6/4/15	666,982	ñ

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
Insurance (0.5%)
$1,310,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	$1,328,816
Media (4.6%)
3,250,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	3,488,641
3,430,000	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	3,490,920
4,240,000	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	4,240,000
		11,219,561
Mining (1.3%)
1,280,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	1,287,480
1,995,000	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 1.40%, due 2/13/15	1,988,189
		3,275,669
Pharmaceuticals (0.6%)
1,555,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	1,570,203	ñ
Pipelines (0.4%)
875,000	Trans-Canada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	873,417
Retail (1.4%)
3,100,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	3,306,646
Telecommunications (2.3%)
2,135,000	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	2,133,405
3,380,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	3,454,536
		5,587,941
	Total Corporate Debt Securities (Cost $90,950,688)	91,768,996
Asset-Backed Securities (13.4%)
1,762,659	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.40%, due 4/25/36	1,175,017	µ
2,310,739	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.38%, due 10/25/36	776,711	µ
2,599,915	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	2,606,114
3,300,000	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	3,321,137
1,753,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.40%, due 11/25/36	779,978	µ
1,870,396	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.43%, due 2/25/36	1,647,736	µ
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.51%, due 2/25/37	1,536,016	µ
1,500,618	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.43%, due 6/25/36	1,374,565	µ
946,450	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.43%, due 8/25/36	866,948	µ
7,903,586	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	7,925,329
5,885,000	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	5,915,702
2,042,761	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.89%, due 7/13/46	0	aµ*
1,900,000	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	1,905,668
4,332,707	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.42%, due 6/25/36	3,089,190	µ
	Total Asset-Backed Securities (Cost $40,965,720)	32,920,111
NUMBER OF SHARES
Short-Term Investments (2.6%)
6,477,079	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $6,477,079)	6,477,079
	Total Investments (101.0%) (Cost $258,780,986)	247,615,636	##
	Liabilities, less cash, receivables and other assets [(1.0%)]	(2,489,237)
	Total Net Assets (100.0%)	$245,126,399

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

8

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$29,895,750	$—	$29,895,750
Mortgage-Backed Securities^	—	86,553,700	—	86,553,700
Corporate Debt Securities^	—	91,768,996	—	91,768,996
Asset-Backed Securities	—	32,920,111	0	32,920,111
Short-Term Investments	—	6,477,079	—	6,477,079
Total Investments	$—	$247,615,636	$0	$247,615,636

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Beginning balance, as of 1/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 6/30/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/12
Asset-Backed Securities	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $260,733,833. Gross unrealized appreciation of investments was $998,137 and gross unrealized depreciation of investments was $14,116,334, resulting in net unrealized depreciation of $13,118,197, based on cost for U.S. federal income tax purposes.

a  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

Securities Act of 1933, as amended (the "1933 Act"), and have been deemed by the investment manager to be illiquid.

At June 30, 2012, these securities amounted to approximately $0 or 0.0% of net assets for the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of June 30, 2012	Fair Value Percentage of Net Assets as of June 30, 2012
Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.89%, due 7/13/46	9/14/07	$1,123,518	0.2%	$0	0.0%

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2012 and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2012, these securities amounted to $22,237,434 or 9.1% of net assets for the Fund.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10
Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$247,615,636
Interest receivable	1,641,745
Receivable for securities sold	1,643,108
Receivable for Fund shares sold	126,785
Prepaid expenses and other assets	12,304
Total Assets	251,039,578
Liabilities
Payable for securities purchased	3,602,390
Payable for Fund shares redeemed	2,091,359
Payable to investment manager (Note B)	50,766
Payable to administrator (Note B)	81,226
Accrued expenses and other payables	87,438
Total Liabilities	5,913,179
Net Assets at value	$245,126,399
Net Assets consist of:
Paid-in capital	$324,245,398
Undistributed net investment income (loss)	8,947,386
Accumulated net realized gains (losses) on investments	(76,901,035)
Net unrealized appreciation (depreciation) in value of investments	(11,165,350)
Net Assets at value	$245,126,399
Shares Outstanding ($.001 par value; unlimited shares authorized)	22,127,083
Net Asset Value, offering and redemption price per share	$11.08
*Cost of Investments	$258,780,986

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,895,422
Expenses:
Investment management fees (Note B)	312,208
Administration fees (Note B)	499,533
Audit fees	21,873
Custodian fees (Note A)	45,309
Insurance expense	6,371
Legal fees	59,029
Shareholder reports	11,713
Trustees' fees and expenses	26,746
Miscellaneous	10,304
Total expenses	993,086
Expenses reduced by custodian fee expense offset arrangement (Note A)	(19)
Total net expenses	993,067
Net investment income (loss)	$1,902,355
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,003,423)
Financial futures contracts	(4,306)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,619,053
Financial futures contracts	(2,109)
Net gain (loss) on investments	4,609,215
Net increase (decrease) in net assets resulting from operations	$6,511,570

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,902,355	$4,712,102
Net realized gain (loss) on investments	(2,007,729)	(3,412,879)
Change in net unrealized appreciation (depreciation) of investments	6,616,944	(350,022)
Net increase (decrease) in net assets resulting from operations	6,511,570	949,201
Distributions to Shareholders From (Note A):
Net investment income	—	(9,927,354)
From Fund Share Transactions (Note D):
Proceeds from shares sold	20,071,403	23,227,502
Proceeds from reinvestment of dividends and distributions	—	9,927,354
Payments for shares redeemed	(27,021,330)	(65,920,504)
Net increase (decrease) from Fund share transactions	(6,949,927)	(32,765,648)
Net Increase (Decrease) in Net Assets	(438,357)	(41,743,801)
Net Assets:
Beginning of period	245,564,756	287,308,557
End of period	$245,126,399	$245,564,756
Undistributed net investment income (loss) at end of period	$8,947,386	$7,045,031

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

14

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$2,333,987	$(2,333,987)

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions Paid From:
Ordinary Income		Total
2011	2010	2011	2010
$9,927,354	$16,456,190	$9,927,354	$16,456,190

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$7,045,031	$(19,700,655)	$(72,974,945)	$—	$(85,630,569)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of amortization of bond premium, futures contracts mark to market and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2012	2013	2014	2015	2016	2017	2018
$2,710,070	$4,632,986	$3,820,726	$514,506	$—	$45,541,698	$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$7,193,871	$664,432

15

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the six months ended June 30, 2012, the Fund's use of derivatives was limited to financial futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the six months ended June 30, 2012, the Fund entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. There were no financial futures contracts outstanding at June 30, 2012.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the

16

value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2012, the average notional value of financial futures contracts for long positions was $2,833,393.

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2012, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Futures Contracts	$(4,306)	Net realized
Total Realized Gain (Loss)	$(4,306)	gain (loss) on: financial futures contracts

Change in Appreciation (Depreciation)

	Interest Rate Risk
Futures Contracts	$(2,109)	Change in net unrealized
Total Change in Appreciation (Depreciation)	$(2,109)	appreciation (depreciation) in value of: financial futures contracts

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $19.

17

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets. As sub-adviser Neuberger Berman Fixed Income LLC ("NBFI") receives a monthly fee paid by Management. The Fund does not pay a fee directly to NBFI for such services.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2015 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2012, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, the Fund had no contingent liability to Management under its contractual expense limitation.

NBFI, as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

18

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the six months ended June 30, 2012 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$52,173,755	$31,670,575	$25,879,778	$67,698,583

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Shares Sold	1,836,906	2,071,645
Shares Issued on Reinvestment of Dividends and Distributions	—	924,335
Shares Redeemed	(2,457,907)	(5,895,200)
Total	(621,001)	(2,899,220)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$10.79		$11.20	$11.22	$10.71	$13.00	$12.76
Income From Investment Operations:
Net Investment Income (Loss)‡	.08		.19	.24	.43	.53	.59
Net Gains or Losses on Securities (both realized and unrealized)	.21		(.16)	.36	.98	(2.23)	.02
Total From Investment Operations	.29		.03	.60	1.41	(1.70)	.61
Less Distributions From:
Net Investment Income	—		(.44)	(.62)	(.90)	(.59)	(.37)
Net Asset Value, End of Period	$11.08		$10.79	$11.20	$11.22	$10.71	$13.00
Total Return††	2.69	%**	.29%	5.28%	13.33%	(13.43)%	4.77%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$245.1		$245.6	$287.3	$350.0	$445.5	$623.0
Ratio of Gross Expenses to Average Net Assets#	.80	%*	.81%	.81%	.79%	.74%	.73%
Ratio of Net Expenses to Average Net Assets§	.80	%*	.81%	.81%	.79%	.74%	.73%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52	%*	1.73%	2.07%	3.87%	4.35%	4.51%
Portfolio Turnover Rate	35	%**	74%	70%	47%	46%	69%

See Notes to Financial Highlights

20

Notes to Financial Highlights Short Duration Bond Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
.80%	.81%	.81%	.79%	.74%	.73%

*  Annualized.

**  Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Neuberger Berman
Advisers Management Trust
Small Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2012

D0312 08/12

Small Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Small Cap Growth Portfolio generated an 8.49% total return for the six months ended June 30, 2012, underperforming its benchmark, the Russell 2000® Growth Index, which returned 8.81% for the period.

Fueled by macroeconomic and political headlines, the first six months of 2012 continued to be a roller-coaster ride of risk-on/risk-off investor sentiment. Our domestic "wall of worry" has been less onerous than the challenges facing other markets due to a U.S. economy that maintained its moderately paced growth and potential signs of stability in the housing market. However, politically driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A activity remained subdued. Despite the U.S. economy's relative stability, the markets have not been immune to the issues beyond our borders, such as the ongoing European debt saga and questions around China's growth engine, which have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid and guidance realistic, with a cautious tone reflecting a challenging environment.

The Supreme Court decision on the Affordable Care Act was a surprise, but we anticipate it will be mostly a non-event for our holdings. With our theme of companies that save the health care system money and focus on superior medicine and technology, we've had a fairly politically agnostic approach to health care. The market craves clarity so, from an investment standpoint, reaching an outcome on the health care spending mandate was in itself a positive as the market can now move forward and on to the next pressing issues, such as a contentious presidential election November and the looming tax cuts/fiscal cliff negotiations and deadlines.

During the reporting period, the Portfolio had sector overweight allocations relative to the benchmark in the Consumer Discretionary and Information Technology (IT) sectors and underweight allocations to the Materials and Financials sectors. Our quality-driven stylistic biases, which typically lead us to more seasoned, lower beta holdings with market capitalizations above $1 billion, proved beneficial in a mostly "risk-off" environment, as the market has been unforgiving on fundamentals. Drilling down to our holdings, positive stock selection in IT and Consumer Discretionary overcame poor selection in Energy and Materials.

Top contributors to performance included Ultimate Software Group, a provider of unified human capital management and employment software-as-a-service (SaaS) solutions, which continued to benefit from a successful up-market push to large clients and the market's interest in SaaS's offerings. In addition, Ariba, a provider of collaborative business commerce solutions, received and accepted an offer to be acquired by SAP, while Ulta Salon, an operator of specialty retail stores focused on cosmetic, hair and skin care products, continued to benefit as consumers traded down from higher-end retail options.

The market reacted positively to pharmacy benefit manager SXC Health Solutions' acquisition of Catalyst Health Solutions, while Zoll Medical, primarily a developer of cardiopulmonary resuscitation devices, received and accepted an offer to be acquired by Ashai Kasei Corporation. Detractors within Health Care were HMS Holdings, a provider of cost containment and audit services to health care payers and sponsors, such as Medicare and Medicaid, and Mako Surgical, a medical device company marketing robotic arm solutions for minimally invasive orthopedic implant procedures. The uncertainty leading up to the Supreme Court's decision on the health care spending mandate negatively impacted HMS, while Mako saw new equipment placement fall short of expectations, as hospital capital expenditures tightened.

Finally, Energy XXI, Oasis Petroleum and Rosetta Resources, all on-shore natural gas and oil exploration and production companies, were pressured by declining energy prices and softening demand. To realize the buy-out premiums, we sold Zoll Medical and Ariba and also exited our positions in Mako Surgical, Energy XXI, Oasis Petroleum, Rosetta Resources and HMS Holdings prior to the period end in favor of new ideas.

We enter the second half of 2012 overweighted in IT, Health Care, Consumer Discretionary and Consumer Staples and underweighted in Materials, Industrials, Energy and Financials. We believe innovation and unique products and services

1

can be catalysts for outperformance in a tough environment and our sector overweight positions reflect that belief. Concerns over earnings growth potential and high cyclicality has led us to our underweight positions. While we value companies that can effectively establish profitable global footprints, given the continued uncertainty around Europe and China, our current view is that we are likely to remain tilted more in favor of names that are predominantly domestically focused.

We continue to find attractive investment opportunities and remain cautiously optimistic that the U.S.'s measured and consistent economic recovery can continue with the potential for a positive finish for equities in 2012.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about the principal risks of Investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Small Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.9%
Consumer Staples	5.6
Energy	5.7
Financials	6.3
Health Care	22.8
Industrials	13.6
Information Technology	23.8
Materials	1.2
Short-Term Investments	3.1
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	Life of Fund1
Small Cap Growth Portfolio Class S	07/12/2002	8.49%	–3.31%	–2.72%	3.73%
Russell 2000® Growth Index2		8.81%	–2.71%	1.99%	8.65%
Russell 2000® Index2		8.53%	–2.08%	0.54%	8.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 2.20% for Class S shares (before expense reimbursements and/or fee waivers, if any). This expense ratio was 1.42% after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was roughly $101 million. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12
Class S	$1,000.00	$1,084.90	$7.26
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.90	$7.02

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Small Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.9%)
Aerospace & Defense (1.0%)
3,953	HEICO Corp.	$156,223
Air Freight & Logistics (2.8%)
13,200	Echo Global Logistics, Inc.	251,592	*
5,200	Hub Group, Inc. Class A	188,240	*
		439,832
Biotechnology (2.4%)
5,000	Cepheid, Inc.	223,750	*
3,900	Cubist Pharmaceuticals, Inc.	147,849	*
		371,599
Chemicals (1.3%)
7,500	American Vanguard Corp.	199,425
Commercial Banks (4.2%)
5,400	Prosperity Bancshares, Inc.	226,962
3,100	Signature Bank	189,007	*
5,900	Texas Capital Bancshares, Inc.	238,301	*
		654,270
Commercial Services & Supplies (4.7%)
32,400	ACCO Brands Corp.	335,016	*
7,900	Healthcare Services Group, Inc.	153,102
18,500	InnerWorkings, Inc.	250,305	*
		738,423
Communications Equipment (1.3%)
8,300	Procera Networks, Inc.	201,773	*
Distributors (1.0%)
4,000	Pool Corp.	161,840
Diversified Consumer Services (1.2%)
4,000	Steiner Leisure Ltd.	185,640	*
Electrical Equipment (1.6%)
4,100	Regal-Beloit Corp.	255,266
Energy Equipment & Services (3.5%)
2,700	Dril-Quip, Inc.	177,093	*
7,900	Forum Energy Technologies, Inc.	155,551	*
5,300	Hornbeck Offshore Services, Inc.	205,534	*
		538,178

NUMBER OF SHARES		VALUE†
Food & Staples Retailing (3.7%)
4,600	Fresh Market, Inc.	$246,698	*
2,200	PriceSmart, Inc.	148,522
3,300	United Natural Foods, Inc.	181,038	*
		576,258
Food Products (2.1%)
2,800	Hain Celestial Group, Inc.	154,112	*
17,600	Smart Balance, Inc.	165,264	*
		319,376
Health Care Equipment & Supplies (10.7%)
4,400	Abaxis, Inc.	162,800	*
9,700	ABIOMED, Inc.	221,354	*
7,100	Align Technology, Inc.	237,566	*
4,800	Cyberonics, Inc.	215,712	*
3,400	ICU Medical, Inc.	181,492	*
16,500	NuVasive, Inc.	418,440	*
7,900	Volcano Corp.	226,335	*
		1,663,699
Health Care Providers & Services (6.5%)
2,100	Air Methods Corp.	206,325	*
5,300	IPC The Hospitalist Co., Inc.	240,196	*
2,300	MWI Veterinary Supply, Inc.	236,371	*
7,500	U.S. Physical Therapy, Inc.	190,725
6,500	VCA Antech, Inc.	142,870	*
		1,016,487
Health Care Technology (1.2%)
1,800	SXC Health Solutions Corp.	178,578	*
Hotels, Restaurants & Leisure (6.1%)
4,300	Bally Technologies, Inc.	200,638	*
5,000	BJ's Restaurants, Inc.	190,000	*
25,900	Orient-Express Hotels Ltd. Class A	216,783	*
16,600	Sonic Corp.	166,332	*
9,800	Texas Roadhouse, Inc.	180,614
		954,367
Internet & Catalog Retail (1.6%)
6,300	HSN, Inc.	254,205
Internet Software & Services (3.9%)
2,400	CoStar Group, Inc.	194,880	*
6,700	DealerTrack Holdings, Inc.	201,737	*
11,300	LivePerson, Inc.	215,378	*
		611,995

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
IT Services (4.8%)
8,400	Cardtronics, Inc.	$253,764	*
14,600	CoreLogic, Inc.	267,326	*
12,200	InterXion Holding NV	220,942	*
		742,032
Machinery (1.2%)
6,900	Actuant Corp. Class A	187,404
Oil, Gas & Consumable Fuels (2.4%)
8,600	Carrizo Oil & Gas, Inc.	202,186	*
7,700	Ultra Petroleum Corp.	177,639	*
		379,825
Pharmaceuticals (2.8%)
13,100	Akorn, Inc.	206,587	*
4,400	Questcor Pharmaceuticals, Inc.	234,256	*
		440,843
Real Estate Management & Development (2.3%)
2,000	Jones Lang LaSalle, Inc.	140,740
5,700	Zillow, Inc. Class A	220,191	*
		360,931
Road & Rail (1.2%)
4,200	Old Dominion Freight Line, Inc.	181,818	*
Semiconductors & Semiconductor Equipment (2.3%)
5,700	Cavium, Inc.	159,600	*
2,900	Mellanox Technologies Ltd.	205,436	*
		365,036
Software (12.2%)
4,700	ACI Worldwide, Inc.	207,787	*
6,200	Allot Communications Ltd.	172,732	*
9,300	Aspen Technology, Inc.	215,295	*
3,500	CommVault Systems, Inc.	173,495	*
4,900	Concur Technologies, Inc.	333,690	*
5,200	NetSuite, Inc.	284,804	*
3,400	Tangoe, Inc.	72,454	*
4,900	Ultimate Software Group, Inc.	436,688	*
		1,896,945
Specialty Retail (7.5%)
5,700	Cabela's, Inc.	215,517	*
3,300	Hibbett Sports, Inc.	190,443	*
3,100	Tractor Supply Co.	257,486
2,700	Ulta Salon Cosmetics & Fragrance, Inc.	252,126
4,700	Vitamin Shoppe, Inc.	258,171	*
		1,173,743

NUMBER OF SHARES		VALUE†
Textiles, Apparel & Luxury Goods (1.0%)
3,300	Oxford Industries, Inc.	$147,510
Trading Companies & Distributors (1.4%)
3,000	Watsco, Inc.	221,400
	Total Common Stocks (Cost $14,295,246)	15,574,921
Short-Term Investments (3.2%)
491,613	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $491,613)	491,613
	Total Investments (103.1%) (Cost $14,786,859)	16,066,534	##
	Liabilities, less cash, receivables and other assets [(3.1%)]	(488,715)
	Total Net Assets (100.0%)	$15,577,819

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited) (cont'd)

currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$15,574,921	$—	$—	$15,574,921
Short-Term Investments	—	491,613	—	491,613
Total Investments	$15,574,921	$491,613	$—	$16,066,534

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $14,900,129. Gross unrealized appreciation of investments was $1,388,982 and gross unrealized depreciation of investments was $222,577, resulting in net unrealized appreciation of $1,166,405, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$16,066,534
Dividends and interest receivable	1,902
Receivable for securities sold	698,857
Receivable for Fund shares sold	4,839
Receivable from Management—net (Note B)	2,606
Prepaid expenses and other assets	607
Total Assets	16,775,345
Liabilities
Payable for securities purchased	1,127,151
Payable for Fund shares redeemed	26,656
Payable to investment manager (Note B)	10,547
Accrued expenses and other payables	33,172
Total Liabilities	1,197,526
Net Assets at value	$15,577,819
Net Assets consist of:
Paid-in capital	$17,703,198
Undistributed net investment income (loss)	(97,022)
Accumulated net realized gains (losses) on investments	(3,308,032)
Net unrealized appreciation (depreciation) in value of investments	1,279,675
Net Assets at value	$15,577,819
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,183,352
Net Asset Value, offering and redemption price per share	$13.16
*Cost of Investments	$14,786,859

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$19,246
Interest income—unaffiliated issuers	267
Foreign taxes withheld	(128)
Total income	$19,385
Expenses:
Investment management fees (Note B)	70,569
Administration fees (Note B)	24,907
Distribution fees (Note B)	20,756
Audit fees	20,854
Custodian fees (Note A)	8,577
Insurance expense	697
Legal fees	4,242
Shareholder reports	5,488
Trustees' fees and expenses	26,507
Miscellaneous	615
Total expenses	183,212
Expenses reimbursed by Management (Note B)	(66,804)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	116,407
Net investment income (loss)	$(97,022)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	905,955
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	604,415
Net gain (loss) on investments	1,510,370
Net increase (decrease) in net assets resulting from operations	$1,413,348

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(97,022)	$(217,898)
Net realized gain (loss) on investments	905,955	2,755,275
Change in net unrealized appreciation (depreciation) of investments	604,415	(3,317,347)
Net increase (decrease) in net assets resulting from operations	1,413,348	(779,970)
From Fund Share Transactions (Note D):
Proceeds from shares sold	1,599,810	16,549,002
Payments for shares redeemed	(3,863,711)	(20,324,016)
Net increase (decrease) from Fund share transactions	(2,263,901)	(3,775,014)
Net Increase (Decrease) in Net Assets	(850,553)	(4,554,984)
Net Assets:
Beginning of period	16,428,372	20,983,356
End of period	$15,577,819	$16,428,372
Undistributed net investment income (loss) at end of period	$(97,022)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Small Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

13

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for net operating losses and non-taxable dividend adjustments to income were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(218,193)	$217,898	$295

For tax purposes, short-term gains are considered ordinary income.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$551,022	$(4,089,749)	$—	$(3,538,727)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment		Post-Enactment (No Expiration Date)
Expiring in:		Long-Term	Short-Term
2016	2017
$47,947	$4,041,802	$—	$—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $2,771,478.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $1.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's

15

shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2015 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2012, such excess expenses amounted to $66,804. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2012	2013	2014	2015	Total
$142,078	$137,598	$153,311	$66,804	$499,791

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $25,429,502 and $27,767,113, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Shares Sold	123,782	1,265,572
Shares Redeemed	(295,150)	(1,621,981)
Total	(171,368)	(356,409)

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$12.13		$12.26	$10.25	$8.35	$14.50	$14.53
Income From Investment Operations:
Net Investment Income (Loss)‡	(.08)		(.14)	(.12)	(.09)	(.11)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	1.11		.01	2.13	1.99	(5.60)§§	.14
Total From Investment Operations	1.03		(.13)	2.01	1.90	(5.71)	.08
Less Distributions From:
Net Capital Gains	—		—	—	—	(.44)	(.11)
Tax Return of Capital	—		—	—	—	(.00)	—
Total Distributions	—		—	—	—	(.44)	(.11)
Net Asset Value, End of Period	$13.16		$12.13	$12.26	$10.25	$8.35	$14.50
Total Return††	8.49	%**	(1.06)%	19.61%	22.75%	(39.47)%	.52%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$15.6		$16.4	$21.0	$16.0	$12.6	$26.7
Ratio of Gross Expenses to Average Net Assets#	2.21	%*	2.20%	2.27%	2.46%	1.97%	1.87%
Ratio of Net Expenses to Average Net Assets§	1.40	%*	1.41%	1.40%	1.42%	1.42%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.17	)%*	(1.11)%	(1.15)%	(1.08)%	(.92)%	(.42)%
Portfolio Turnover Rate	155	%**	279%	243%	300%	323%	38%

See Notes to Financial Highlights

18

Notes to Financial Highlights Small Cap Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.40%	1.41%	1.40%	1.42%	1.43%	1.40%

§§  Included in this net loss is a voluntary reimbursement from Management for brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not Annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust
Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2012

B0738 08/12

Socially Responsive Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio Class I generated a total return of 3.62% for the six months ended June 30, 2012, but underperformed its benchmark, the S&P 500 Index, which returned 9.49% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

Macroeconomic concerns were the key drivers of the financial markets this period, as investor sentiment rotated between worries and relief. The European debt crisis was the key factor again this period, responsible initially for a strong first quarter as anxiety about Europe remained at bay as governments in the region negotiated plans to avert a financial meltdown. However, as the year progressed, European worries returned due to a barrage of news that pointed to an imminent sovereign debt default by Greece and deepening financial woes in Spain. In addition, we saw data suggesting the growth rate in both the U.S. and China had slowed. As such, volatility increased and the market declined in the second quarter.

Our Portfolio has been positioned for a slow growth environment since the onset of the global financial crisis. We had anticipated periods of heightened market volatility related to divergent debt-related issues and have used such volatility to build and maintain what we believe is a portfolio of very high quality businesses—businesses we think should perform well through economic uncertainty and outperform their peers. The businesses in our portfolio largely performed as we had anticipated this period—with few surprises, they appear to be holding up against a weak and uncertain backdrop, maintaining earnings, and positioning themselves well for the future.

In addition to the resilience of our businesses, the quality attributes of our current portfolio are strong. We are quite pleased with the financial strength, free cash flow characteristics, debt to capitalization ratios, industry leading positions, and management skill and experience of our holdings. This period, quality attributes did not drive returns as they have during previous periods of weakness due to macroeconomic distractions.

From a sector perspective, the Portfolio's underperformance was largely driven by Information Technology ("IT") and Energy. Within IT, the absence of Apple from the portfolio's holdings was a headwind to relative performance. There are a number of reasons we don't own Apple, but its strong performance has been a disproportionate driver of IT sector—and benchmark—returns. Our semiconductor holdings also underperformed on worries about the durability of the macro economy, even despite the strong secular positioning of our companies and their relatively lean inventory positions.

Energy holdings were broadly impacted by commodity weakness. As fear and loathing around Europe ebbed and flowed, commodity prices and commodity-sensitive stocks followed suit. Our energy-related stocks were somewhat more commodity price sensitive than the sector as a whole, and underperformed as a result.

The Portfolio also experienced modest underperformance, relative to the benchmark, within Financials. In the first quarter, credit-sensitive financials—an area where, by design, we have very little exposure—performed particularly well. That trend reversed itself in the second quarter, but the shift was not enough to completely offset our relative underperformance from earlier in the year. By contrast, strong stock selection within the Consumer Discretionary, Consumer Staples, and Health Care sectors allowed the Portfolio to outperform the index in those areas.

During the reporting period, we continued to trim holdings on strong performance and to add to high conviction positions on volatility-driven buying opportunities. One of our complete sales this period was Novo Nordisk. One of the leaders in diabetes care, Novo Nordisk has been a long-term core holding and a significant contributor to Portfolio returns for approximately seven years. While we believe in the prospects for the business and the company's management, in our opinion, the valuation of the stock had begun to reflect a lot of the fundamental opportunity.

Looking forward, we anticipate the continuation of a slow growth environment with significant uncertainty, vacillating between periods of fear and relief. During periods of relief, we would expect growth in industrial production, and in periods of fear, draw downs against inventories that are already very lean. We have seen this cycle repeat several times since 2008, and expect it will be the norm for some time. Uncertainty may increase toward the end of the year with the upcoming U.S. presidential election and possible "fiscal cliff."

1

Against this uncertainty, however, some positive factors differentiate the U.S. economy from its global peers. First is the likelihood that the housing market in the U.S. may have found a bottom, changing a meaningful headwind to GDP into a neutral-to-incrementally positive factor. Second is the North American energy renaissance, which has important implications for our trade balance as it could position the U.S. as an exporter of petroleum products and, potentially, liquefied natural gas. Implied energy cost advantages could also potentially support a broader industrial renaissance here. We are seeing early evidence of this impact now and believe that longer-term this could have a profound effect on North American economic activity.

With expectations that the market will continue to turn on the perceived ebb and flow of macroeconomic news for at least the remainder of the year, we remain focused on company fundamentals. We continue to manage a portfolio of high quality businesses in leadership positions that we believe can achieve advantaged secular growth within a difficult environment.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

2

Socially Responsive Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	8.6%
Consumer Staples	13.0
Energy	12.6
Financials	14.9
Health Care	9.4
Industrials	14.7
Information Technology	17.7
Materials	4.6
Short-Term Investments	4.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2012
	Date	06/30/2012	1 Year	5 Years	10 Years	Life of Fund1
Socially Responsive Portfolio Class I	02/18/1999	3.62%	–5.48%	–0.82%	6.01%	4.60%
Socially Responsive Portfolio Class S2	05/01/2006	3.47%	–5.67%	–0.92%	5.94%	4.54%
S&P 500 Index3		9.49%	5.45%	0.22%	5.33%	2.65%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit https://www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.06% and 1.31% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions. The Portfolio may invest in securities not included in a described index or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) the investments for one or more other registered funds that have names, investment objectives, and investment styles similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

©2012 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During the Period* 1/1/12 – 6/30/12	Expense Ratio
Class I	$1,000.00	$1,036.20	$5.27	1.04%
Class S	$1,000.00	$1,034.70	$5.92	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.69	$5.22	1.04%
Class S	$1,000.00	$1,019.05	$5.87	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Socially Responsive Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (94.3%)
Capital Markets (5.4%)
19,970	BlackRock, Inc.	$3,391,305
264,284	Charles Schwab Corp.	3,417,192
154,740	Lazard Ltd. Class A	4,021,693
		10,830,190
Chemicals (2.0%)
58,160	Ecolab, Inc.	3,985,705
Commercial Services & Supplies (1.5%)
158,135	Herman Miller, Inc.	2,928,660
Consumer Finance (2.2%)
74,640	American Express Co.	4,344,794
Diversified Financial Services (3.2%)
11,263	CME Group, Inc.	3,019,723
24,488	IntercontinentalExchange, Inc.	3,329,878	*
		6,349,601
Electronic Equipment, Instruments & Components (3.9%)
35,220	Anixter International, Inc.	1,868,421
216,840	National Instruments Corp.	5,824,322
		7,692,743
Food Products (9.4%)
63,055	J.M. Smucker Co.	4,761,914
112,500	McCormick & Co., Inc.	6,823,125
214,560	Unilever NV	7,155,576
		18,740,615
Health Care Equipment & Supplies (6.1%)
79,945	Becton, Dickinson & Co.	5,975,889
116,470	Covidien PLC	6,231,145
		12,207,034
Household Products (3.4%)
111,325	Procter & Gamble Co.	6,818,656
Industrial Conglomerates (7.7%)
70,650	3M Co.	6,330,240
173,960	Danaher Corp.	9,059,837
		15,390,077
Industrial Gases (1.9%)
34,505	Praxair, Inc.	3,751,729

NUMBER OF SHARES		VALUE†
Insurance (3.9%)
375,095	Progressive Corp.	$7,813,229
Internet Software & Services (3.9%)
13,465	Google, Inc. Class A	7,810,642	*
IT Services (1.7%)
7,697	MasterCard, Inc. Class A	3,310,557
Machinery (2.5%)
92,000	Pall Corp.	5,042,520
Media (5.7%)
129,327	Comcast Corp. Class A Special	4,060,868
127,805	Scripps Networks Interactive, Inc. Class A	7,266,992
		11,327,860
Multiline Retail (2.8%)
96,645	Target Corp.	5,623,772
Oil, Gas & Consumable Fuels (12.5%)
383,687	BG Group PLC	7,854,639
96,520	Cimarex Energy Co.	5,320,183
231,020	Newfield Exploration Co.	6,771,196	*
57,550	Noble Energy, Inc.	4,881,391
		24,827,409
Pharmaceuticals (3.1%)
36,164	Roche Holding AG	6,246,713
Professional Services (1.0%)
80,955	ICF International, Inc.	1,929,967	*
Semiconductors & Semiconductor Equipment (8.0%)
234,515	Altera Corp.	7,935,988
279,460	Texas Instruments, Inc.	8,017,707
		15,953,695
Specialty Chemicals (0.7%)
49,425	Novozymes A/S B Shares	1,281,659
Trading Companies & Distributors (1.8%)
18,790	W.W. Grainger, Inc.	3,593,400
	Total Common Stocks (Cost $167,048,351)	187,801,227

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Short-Term Investments (4.4%)
8,742,644	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $8,742,644)	$8,742,644
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$200,000	Self Help Credit Union, 0.50%, due 7/29/12 (Cost $200,000)	200,000	#
	Total Investments (98.8%) (Cost $175,990,995)	196,743,871	##
	Cash, receivables and other assets, less liabilities (1.2%)	2,436,554
	Total Net Assets (100.0%)	$199,180,425

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Capital Markets	$10,830,190	$—	$—	$10,830,190
Chemicals	3,985,705	—	—	3,985,705
Commercial Services & Supplies	2,928,660	—	—	2,928,660
Consumer Finance	4,344,794	—	—	4,344,794
Diversified Financial Services	6,349,601	—	—	6,349,601
Electronic Equipment, Instruments & Components	7,692,743	—	—	7,692,743
Food Products	18,740,615	—	—	18,740,615
Health Care Equipment & Supplies	12,207,034	—	—	12,207,034
Household Products	6,818,656	—	—	6,818,656
Industrial Conglomerates	15,390,077	—	—	15,390,077
Industrial Gases	3,751,729	—	—	3,751,729
Insurance	7,813,229	—	—	7,813,229
Internet Software & Services	7,810,642	—	—	7,810,642
IT Services	3,310,557	—	—	3,310,557
Machinery	5,042,520	—	—	5,042,520
Media	11,327,860	—	—	11,327,860
Multiline Retail	5,623,772	—	—	5,623,772
Oil, Gas & Consumable Fuels	16,972,770	7,854,639	—	24,827,409
Pharmaceuticals	—	6,246,713	—	6,246,713
Professional Services	1,929,967	—	—	1,929,967
Semiconductors & Semiconductor Equipment	15,953,695	—	—	15,953,695
Specialty Chemicals	—	1,281,659	—	1,281,659
Trading Companies & Distributors	3,593,400	—	—	3,593,400
Total Common Stocks	172,418,216	15,383,011	—	187,801,227
Short-Term Investments	—	8,742,644	—	8,742,644
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$172,418,216	$24,325,655	$—	$196,743,871

See Notes to Schedule of Investments

9

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

As of the six months ending June 30, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2011, $13,987,518 was transferred from Level 1 to Level 2.

#  At cost, which approximates market value.

##  At June 30, 2012, the cost of investments for U.S. federal income tax purposes was $176,436,161. Gross unrealized appreciation of investments was $25,815,144 and gross unrealized depreciation of investments was $5,507,434, resulting in net unrealized appreciation of $20,307,710, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Schedule of Investments

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$196,743,871
Dividends and interest receivable	133,119
Receivable for securities sold	563,001
Receivable for Fund shares sold	2,050,495
Prepaid expenses and other assets	8,452
Total Assets	199,498,938
Liabilities
Payable for Fund shares redeemed	95,596
Payable to investment manager (Note B)	85,904
Payable to administrator—net (Note B)	50,474
Accrued expenses and other payables	86,539
Total Liabilities	318,513
Net Assets at value	$199,180,425
Net Assets consist of:
Paid-in capital	$198,231,968
Undistributed net investment income (loss)	1,268,472
Accumulated net realized gains (losses) on investments	(21,070,002)
Net unrealized appreciation (depreciation) in value of investments	20,749,987
Net Assets at value	$199,180,425
Net Assets
Class I	$126,988,149
Class S	72,192,276
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	8,539,094
Class S	4,846,866
Net Asset Value, offering and redemption price per share
Class I	$14.87
Class S	14.89
*Cost of Investments	$175,990,995

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,003,205
Interest income—unaffiliated issuers	1,576
Foreign taxes withheld	(67,722)
Total income	$1,937,059
Expenses:
Investment management fees (Note B)	532,219
Administration fees (Note B):
Class I	180,558
Class S	109,744
Distribution fees (Note B):
Class S	91,453
Audit fees	20,854
Custodian fees (Note A)	41,197
Insurance expense	4,930
Legal fees	41,986
Shareholder reports	41,977
Trustees' fees and expenses	26,669
Miscellaneous	4,044
Total expenses	1,095,631
Expenses reimbursed by Management (Note B)	(42,606)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	1,053,024
Net investment income (loss)	$884,035
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,082,075
Foreign currency	(10,024)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,174,077
Foreign currency	(2,452)
Net gain (loss) on investments	5,243,676
Net increase (decrease) in net assets resulting from operations	$6,127,711

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$884,035	$434,659
Net realized gain (loss) on investments	2,072,051	2,435,202
Change in net unrealized appreciation (depreciation) of investments	3,171,625	(9,287,434)
Net increase (decrease) in net assets resulting from operations	6,127,711	(6,417,573)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(361,073)
Class S	—	(194,031)
Total distributions to shareholders	—	(555,104)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	24,504,635	47,741,592
Class S	5,989,311	15,494,093
Proceeds from reinvestment of dividends and distributions:
Class I	—	361,073
Class S	—	194,031
Payments for shares redeemed:
Class I	(9,611,506)	(18,963,501)
Class S	(6,862,447)	(14,940,554)
Net increase (decrease) from Fund share transactions	14,019,993	29,886,734
Net Increase (Decrease) in Net Assets	20,147,704	22,914,057
Net Assets:
Beginning of period	179,032,721	156,118,664
End of period	$199,180,425	$179,032,721
Undistributed net investment income (loss) at end of period	$1,268,472	$384,437

See Notes to Financial Statements

13

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2012 was $8,105.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of June 30, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2011, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(49,867)	$49,867

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010
$555,104	$37,677	$—	$—	$555,104	$37,677

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$384,437	$17,119,641	$(22,683,332)	$—	$(5,179,254)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment		Post-Enactment (No Expiration Date)
Expiring in:		Long-Term	Short-Term
2016	2017
$3,706,201	$18,977,131	$—	$—

15

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $2,482,112.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2012, the impact of this arrangement was a reduction of expenses of $1.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the

16

Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2012
Class I	1.30%	12/31/15	$—
Class S	1.17%	12/31/15	42,606

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2018 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were foregone or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2012, there was no repayment to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2012	2013	2014	2015	Total
Class S	$117,793	$99,087	$99,870	$42,606	$359,356

17

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

Note C—Securities Transactions:

During the six months ended June 30, 2012, there were purchase and sale transactions (excluding short-term securities) of $36,174,573 and $26,349,999, respectively.

During the six months ended June 30, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2012 and for the year ended December 31, 2011 was as follows:

For the Six Months Ended June 30, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,620,522	—	(632,044)	988,478
Class S	390,621	—	(454,299)	(63,678)

For the Year Ended December 31, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	3,225,244	25,791	(1,301,064)	1,949,971
Class S	1,021,698	13,820	(1,019,325)	16,193

Note E—Line of Credit:

At June 30, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several

18

mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2012. During the six months ended June 30, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$14.35		$14.86	$12.10	$9.39	$17.91	$16.71
Income From Investment Operations:
Net Investment Income (Loss)‡	.07		.04	.06	.01	.11	.12
Net Gains or Losses on Securities (both realized and unrealized)	.45		(.50)	2.70	2.93	(7.13)	1.16
Total From Investment Operations	.52		(.46)	2.76	2.94	(7.02)	1.28
Less Distributions From:
Net Investment Income	—		(.05)	(.00)	(.23)	(.34)	(.02)
Net Capital Gains	—		—	—	—	(1.16)	(.06)
Total Distributions	—		(.05)	(.00)	(.23)	(1.50)	(.08)
Net Asset Value, End of Period	$14.87		$14.35	$14.86	$12.10	$9.39	$17.91
Total Return††	3.62	%**	(3.08)%	22.85%	31.43%	(39.44)%	7.61%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$127.0		$108.4	$83.2	$64.5	$51.6	$557.9
Ratio of Gross Expenses to Average Net Assets#	1.04	%*	1.06%	1.08%	1.15%	.92%	.91%
Ratio of Net Expenses to Average Net Assets§	1.04	%*	1.06%	1.08%	1.15%	.92%	.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	.96	%*	.29%	.48%	.06%	.70%	.65%
Portfolio Turnover Rate	14	%**	20%	41%	34%	41%	26%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$14.39		$14.90	$12.14	$9.41	$17.86	$16.69
Income From Investment Operations:
Net Investment Income (Loss)‡	.06		.03	.05	.00	.06	.06
Net Gains or Losses on Securities (both realized and unrealized)	.44		(.50)	2.71	2.94	(7.06)	1.17
Total From Investment Operations	.50		(.47)	2.76	2.94	(7.00)	1.23
Less Distributions From:
Net Investment Income	—		(.04)	(.00)	(.21)	(.29)	(.00)
Net Capital Gains	—		—	—	—	(1.16)	(.06)
Total Distributions	—		(.04)	(.00)	(.21)	(1.45)	(.06)
Net Asset Value, End of Period	$14.89		$14.39	$14.90	$12.14	$9.41	$17.86
Total Return††	3.47	%**	(3.15)%	22.76%	31.31%	(39.43)%	7.37%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$72.2		$70.6	$72.9	$58.2	$50.1	$90.2
Ratio of Gross Expenses to Average Net Assets#	1.29	%*	1.31%	1.33%	1.40%	1.26%	1.16%
Ratio of Net Expenses to Average Net Assets§	1.17	%*	1.17%	1.17%	1.18%	1.17%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	.83	%*	.20%	.39%	.05%	.40%	.37%
Portfolio Turnover Rate	14	%**	20%	41%	34%	41%	26%

See Notes to Financial Highlights

21

Notes to Financial Highlights Socially Responsive Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Socially Responsive Portfolio Class I	1.04%	1.06%	1.08%	1.15%	.92%	.92%
Socially Responsive Portfolio Class S	1.17%	1.17%	1.17%	1.18%	1.17%	1.17%

After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Socially Responsive Portfolio Class S	1.16%

*  Annualized.

**  Not Annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

ITEM 2.            CODE OF ETHICS.

Not applicable.  Only required in an annual report.

ITEM 3.            AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.  Only required in an annual report.

ITEM 4.            PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.  Only required in an annual report.

ITEM 5.            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.            SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's semi-annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to Registrant.

ITEM 10.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.           CONTROLS AND PROCEDURES.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.           EXHIBITS.

(a)	(1) Not applicable. Only required in an annual report.

(2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3) Not applicable.

(b)
The certifications required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By:	/s/ Robert Conti
Robert Conti, Chief Executive Officer

Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: September 6, 2012

By:	/s/ John M. McGovern
John M. McGovern
Treasurer, Principal Financial
and Accounting Officer

Date: September 6, 2012